Exhibit 99.9

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. – anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012

Canada Revenue Agency

Registration No. 0456270

Régie des rentes du Québec

Registration No. 26314

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	i

Kraft Limitée / Kraft Canada In. Régime de retraite des salariés non syndiqués de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	ii

Table of Contents

(Continued)

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 1

Article 1 – Introduction

1.01	This document constitutes the Régime de retraite des salariés non syndiqués de Kraft Canada Inc. – anciens employés de Kraft Limitée/Kraft Canada Inc. Retirement Plan for Non-Unionized Salaried Employees - Former Employees of Kraft Limited.

1.02	The purpose of this amendment and restatement is to:

(a)	incorporate all amendments to date;

(b)	clarify certain administrative provisions of the Plan; and

(c)	comply with Applicable Pension Laws and Revenue Rules.

1.03	The primary purpose of the Plan is to provide retirement income and related benefits for eligible Employees who are employed on and after the Effective Date. It amended and restated the Prior Plan as of the Effective Date with respect to eligible non-unionized salaried employees and, as such, the Plan has incorporated and preserved the entitlements and benefits accrued prior to the Effective Date under the Prior Plan. All assets accumulated under the Prior Plan were therefore consolidated in the Fund established for the Plan, and all liabilities under the Prior Plan were correspondingly assumed under the terms of the Plan.

1.04	The Plan as contained herein shall be applicable to Members who are in the employment of the Company on or after January 1, 2012. Benefits in respect of a Member whose employment ceased prior to January 1, 2012 shall be determined in accordance with the terms of the Plan at the time of such cessation of employment, except as required by Applicable Pension Laws or Revenue Rules, and as may be specifically provided herein.

1.05	The Plan is intended to be a pension plan accepted for registration under Applicable Pension Laws and Revenue Rules. The Plan shall be designed, written and administered to comply with such requirements of Applicable Pension Laws and Revenue Rules. If the Plan fails to comply with such requirements, the Company may in its absolute discretion amend the Plan to comply with such requirements or terminate the Plan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 2

Any amendment to the Plan is conditional upon acceptance for registration under both Applicable Pension Laws and Revenue Rules, and may be modified or withdrawn by the Company, in its sole and absolute discretion, if the amendment is not accepted for registration under either Applicable Pension Laws or Revenue Rules.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 3

Article 2 – Construction, Interpretation and Definitions

Construction and Interpretation

2.01	This document, as it may be amended from time to time, constitutes the Plan. No statement in any other document or communication, whether or not such document or communication is required by Applicable Pension Laws or Revenue Rules, shall create or confer any right or obligation other than as set out in this document or otherwise as required by Applicable Pension Laws or Revenue Rules, nor may any such document or communication be used or relied upon to interpret or vary any terms or provisions of the Plan.

2.02	In the Plan, references to the masculine include the feminine and vice versa, references to singular shall include the plural and vice versa, as the context shall require, and references to a subparagraph, paragraph, Section, Article, Schedule or Appendix mean a subparagraph, paragraph, Section, Article, Schedule or Appendix of the Plan.

2.03	The Plan shall be construed in accordance with the laws of the Province of Quebec.

2.04	All amounts payable under the Plan are stated and shall be paid in the lawful currency of Canada. If an amount of benefit or earnings entering into the computation of any benefit or contribution hereunder is expressed in a currency other than that of Canada, such amount shall be converted to Canadian currency prior to such computation, based upon exchange rates established by the Company.

2.05	Each provision of the Plan is distinct and severable, and if any provision of the Plan or part thereof is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

2.06	Headings whenever used herein are for reference purpose only, and do not limit or extend the meaning of any of the Plan’s provisions.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 4

2.07	For Members who are employed outside of Quebec, Sections in the Plan text containing footnotes are applicable only as modified in the relevant Appendix A.

Definitions

In the Plan, unless the context clearly indicates otherwise, the following terms shall have the following meanings:

2.08	“Accumulated Contributions” means the aggregate of the Required Contributions the Member has made under the Plan and the Prior Plan, plus Interest thereon.

2.09	“Actuarial Equivalent” means a benefit of same value, but of different form of payment, as determined on a basis of calculation adopted by the Company on the advice of the Actuary and which is in accordance with Applicable Pension Laws and Revenue Rules, and in effect on the date such determination is being made. Notwithstanding the foregoing, the Company may adopt a basis that eases administration of the Plan, including the use of unisex factors, provided that such basis is not precluded by Applicable Pension Laws or Revenue Rules.

2.10	“Actuary” means an individual from time to time appointed to carry out actuarial valuations and provide such actuarial advice and services as may be required from time to time for the purposes of the Plan. The Actuary shall at all times be a person who is a Fellow of the Canadian Institute of Actuaries.

2.11	“Applicable Pension Laws” means the Supplemental Pension Plans Act (Quebec) and any regulation pursuant thereto and any amendments or substitutes therefore, as well as any similar statute applicable to the Plan and any regulation pursuant thereto adopted by the federal or any provincial government.

2.12	“Beneficiary” means the person last designated by the Member pursuant to Section 11.07, to receive any benefit payable to a Beneficiary under the Plan in the event of the death of the Member, according to the provisions of Article 11 or, in the absence of an effective designation of a Beneficiary, the estate of the Member.

2.13	“Board” means the Board of Directors of the Company.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 5

2.14	“Company” means:

(a)	prior to January 1, 1990, Kraft Limited;

(b)	on and after January 1, 1990 and prior to January 1, 1995, Kraft General Foods Canada Inc.; and

(c)	on and after January 1, 1995, Kraft Canada Inc. and any successor corporation, whether by amalgamation, merger or otherwise.

2.15	“Continuous Service” means the service of a Member as defined in Section 4.01, used to determine eligibility for benefits.

2.16	“Credited Service” means the service of a Member as defined in Section 4.02, used to determine the amount of benefits for which a Member is eligible.

2.17	“Date of Determination” means the date as of which a benefit is to be calculated under the Plan, as specified in each relevant Section, and being one of:

(a)	a Member’s Retirement Date;

(b)	a Member’s date of termination of employment;

(c)	a Member’s date of death; and

(d)	the date of amendment or discontinuance of the Plan or the date of consolidation or merger of the Plan with another registered pension plan.

2.18	“Designated Company” means Kraft Foods, Inc., Philip Morris Companies Inc. and such other companies as may be named from time to time by the Board.

2.19	“Early Retirement Date” means the date specified in Section 7.02.

2.20 (a)	“Earnings” means the amount of remuneration received from the Company, including overtime pay, bonuses and premium pay, but excluding prizes or awards in cash or otherwise.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 6

(b)	“Best Average Earnings” on any Date of Determination means:

(i)	if the Member is an Option 1 Member, the annual average of his Earnings in the sixty (60) consecutive calendar months of employment immediately preceding the Date of Determination or, if higher, in the five (5) calendar years of highest Earnings of the last ten (10) calendar years of employment immediately preceding the Date of Determination or, where the Option 1 Member’s Continuous Service is less than sixty (60) consecutive months, the annual average of his Earnings during his period of Continuous Service;

(ii)	if the Member is an Option 2 Member, the annual average of his Earnings in the thirty-six (36) consecutive calendar months of employment immediately preceding the Date of Determination or, if higher, in the three (3) calendar years of highest Earnings of employment prior to the Date of Determination which produce the highest average;

provided that, for a part-time Employee, the average is determined by using the equivalent full-time service performed during the averaging period.

2.21	“Effective Date” means June 1, 1988.

2.22	“Employee” means a person who is in Regular Employment and who is considered to be paid on a salaried basis, as determined by the Company, but shall exclude:

(a)	any person who is represented by a union with which the Company has a collective bargaining agreement, unless such person is specifically included as an Employee under the Plan as a term of such collective agreement; or

(b)	any person who is actively participating in another registered pension plan of the Company or in a registered pension plan of a Designated Company.

2.23	“Fund” means the fund established for the purposes of the Plan as set forth herein and established in accordance with the terms and provisions of the Funding Agreement, to which all contributions to the Plan shall be made and from which expenses and all benefits under the Plan shall be payable.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 7

2.24	“Funding Agency” means a trust and/or insurance company and/or any group of individual trustees as eligible under Applicable Pension Laws designated by the Pension Committee and holding the whole or a portion of the assets of the Fund at any time pursuant to the terms of a Funding Agreement.

2.25	“Funding Agreement” means any trust deed or agreement executed from time to time between the Company, the Pension Committee and any Funding Agency, including any insurance or annuity contracts issued by a Funding Agency and including any amendments which are from time to time made to any such documents, pertaining to the custody of the investments of the Fund.

2.26	“Hourly Plan” means the Régime de retraite des employés horaires non syndiqués de Kraft Canada Inc. – usines de fromage en vrac et usine Mont-Royal/Kraft Canada Inc. Retirement Plan for Non-Unionized Hourly-Paid Employees—Bulk Cheese Plants and Mount Royal Plant, as amended from time to time.

2.27	“Interest” means the amount of money credited to Required Contributions and Voluntary Contributions in accordance with Article 6.

2.28	“Long-Term Disability” means a physical or mental impairment, as certified in writing by a medical doctor licensed to practice in the province in which the Member resides, and which meets the qualification criteria for receipt of benefits under the Company’s long- term disability income plan and prevents the Member from performing the duties of employment in which the Member was engaged before the commencement of the impairment for the first two years of the impairment, and thereafter, the duties of a job related to the Member’s skills and experience.

2.29	“Member” means an Employee who has joined the Plan in accordance with Article 3 or Section 4.05 and who remains contingently or absolutely entitled to a retirement income under the Plan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 8

(a)	“Option 1 Member” means a Member who has elected or is deemed to have elected to become an Option 1 Member in accordance with the terms of the Plan prior to January 1, 1991 or in accordance with Section 3.02 or 4.05.

(b)	“Option 2 Member” means a Member who has elected or is deemed to have elected to become an Option 2 Member in accordance with the terms of the Plan prior to January 1, 1991 or in accordance with Section 3.02 or 4.05.

2.30	“Normal Retirement Date” means the date specified in Section 7.01.

2.31	“Pension Commencement Date” means the date on which a Member starts receiving his retirement income under the Plan.

2.32	“Pension Committee” means the committee responsible for administering the Plan in accordance with the provisions of Article 20.

2.33	“Plan” means the Régime de retraite des salariés non syndiqués de Kraft Canada Inc. – anciens employés de Kraft Limitée/Kraft Canada Inc. Retirement Plan for Non-Unionized Salaried Employees – Former Employees of Kraft Limited, set forth in this document and includes any amendments which are from time to time made hereto.

2.34	“Plan Year” means a calendar year.

2.35	“Postponed Retirement Date” means the date specified in Section 7.03.

2.36	“Prior Plan” means the Pension Plan for Non-Unionized Salaried Employees of Kraft Limited, as amended and restated to April 1, 1982, which was amended, restated and succeeded by the Plan as of the Effective Date.

2.37	“Reciprocal Agreement” means an agreement between the Company and another legal entity relating to two or more registered pension plans, that provides for the transfer of assets or liabilities for employment in respect of individual Members.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 9

2.38	“Regular Employment”[1] means either:

(a)	full-time employment with the Company; or

(b)	part-time employment with the Company during which the Member earned at least thirty-five percent (35%) of the YMPE or the Member worked seven hundred (700) hours with the Company in a calendar year.

2.39	“Required Contributions” means contributions a Member is required to make to the Plan in accordance with Article 5 and the required contributions, if any, made by the Member to the Prior Plan.

2.40	“Retirement Date” means the Early Retirement Date, Normal Retirement Date or Postponed Retirement Date on which a Member retires or is deemed to retire.

2.41	“Revenue Rules” means the provisions of the Income Tax Act (Canada) and the rules and regulations adopted thereunder from time to time pertaining to employees’ pension plans or funds registered under the Income Tax Act (Canada) as they are applicable to the Plan.

2.42 (a)	“Spouse”[2] means, subject to paragraphs (c), (d) and (e), in relation to a Member, the person, whether the person is of the opposite sex or the same sex, who, at the earlier of the commencement of the Member’s pension and the date of the Member’s death, meets one (1) of the following eligibility requirements:

(i)	the person who is married to or in a civil union with the Member; or

(ii)	where the Member is neither married nor in a civil union, the person who lives together with the Member in a conjugal relationship:

(A)	continuously for a period of three (3) years or more; or

[1]	Applicable as modified in the Appendices for Members employed in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario or Saskatchewan.
[2]	Applicable as modified in the Appendices for Members employed in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario or Saskatchewan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 10

(B)	continuously for a period of one (1) year or more if:

(1)	at least one (1) child is born, or to be born, of their union;

(2)	they have adopted, jointly, at least one (1) child while living together in a conjugal relationship; or

(3)	one of them has adopted at least one (1) child who is the child of the other, while living together in a conjugal relationship;

provided that not more than one (1) person shall be a Spouse hereunder and in the event of more than one (1) person having claims to be such, the determination of the Pension Committee as to which person shall be the Spouse, on the basis of evidence available to it which it considers sufficient for the purposes of such determination, shall be final.

For the purposes of subparagraph (ii), the birth or adoption of a child during a marriage, a civil union or a period of conjugal relationship prior to the period of conjugal relationship existing on the day as of which spousal status is established may qualify a person as a Spouse.

(b)	For the purposes of paragraphs (c), (d) and (e), “Separation” means, in relation to a Member and his Spouse:

(i)	legal separation from bed and board if the Spouse is married to the Member;

(ii)	dissolution or annulment of their civil union; or

(iii)	cessation of conjugal relationship if the Spouse satisfies the eligibility requirement set out in subparagraph (a)(ii).

(c)	If Separation occurs, pursuant to subparagraph (b)(i), prior to the date the first instalment is due to the Member, the person who is married to the Member shall cease to be the Member’s Spouse for the purposes of Sections 10.02, 10.03 and 10.04, except where the Member notified the Pension Committee in writing to have such person entitled to the contingent retirement income despite such Separation.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 11

(d)	In circumstances where:

(i)	the Member is married;

(ii)	the Member’s lawfully wedded Spouse is no longer his Spouse for the purposes of Sections 10.02, 10.03 and 10.04 in accordance with paragraph (c); and

(iii)	another person would qualify as the Member’s Spouse in accordance with paragraph (a) had the Member not been married;

such other person may, at the Member’s discretion, be deemed to be his Spouse for the purposes of Sections 10.02, 10.03 and 10.04.

(e)	If Separation occurs prior to the date of the Member’s death, the person who is the Member’s Spouse in accordance with paragraph (a) shall cease to be the Member’s Spouse for the purposes of Sections 11.01, 11.02 and 11.03. However, for the purposes of Section 11.02, determination of the Spouse shall be made in accordance with paragraphs (a), (c) and (d), unless the Spouse has waived the right to a retirement income.

(f)	If, after the commencement of the Member’s retirement income, Separation occurs or the Spouse ceases to be married to or in a civil union with the Member, the person who was the Spouse of the Member on the commencement of the Member’s retirement income shall cease to be the Member’s Spouse for the purposes of any contingent retirement income payable under the form of payment elected by the Member in accordance with Article 10, except where the Member notified the Pension Committee in writing to have such person entitled to the contingent retirement income despite such separation or termination of marriage or civil union.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 12

2.43	“Voluntary Contributions” means the voluntary contributions, if any, the Member made under the Prior Plan and any amounts considered as Voluntary Contributions in accordance with Section 5.03.

2.44	(a)

“YMPE” means, for any period during which an Employee is a contributor to the Canada Pension Plan, the Year’s Maximum Pensionable Earnings established each year under the Canada Pension Plan, as amended from time to time, and, for any period during which an Employee is a contributor to the Quebec Pension Plan, the Year’s Maximum Pensionable Earnings established each year under the Quebec Pension Plan, as amended from time to time.

(b)	“YMPE Average”, on any Date of Determination, means:

(i)	if the Member is an Option 1 Member, the annual average of the YMPE for the current calendar year and the four (4) calendar years preceding the Date of Determination or, where the Option 1 Member’s Continuous Service is less than sixty (60) months, the annual average of the YMPE for the current calendar year and the calendar years, not to exceed four (4), preceding such date, during which the Member accrued Continuous Service;

(ii)	if the Member is an Option 2 Member, the annual average of the YMPE in the thirty-six (36) calendar months immediately preceding the Date of Determination or, where the Option 2 Member’s Continuous Service is less than thirty-six (36) months, the annual average of the YMPE in the calendar months immediately preceding the Date of Determination during which he accrued Continuous Service.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 13

Article 3 – Membership

3.01	Members on December 31, 2011

(a)	Each person who was a Member of the Plan on December 31, 2011 shall remain a Member as of January 1, 2012.

(b)	Subject to the provisions of Article 4, Plan membership is limited to the persons who are Members by virtue of paragraph (a).

For greater clarity, the Plan was closed as of December 31, 1990. All Employees hired on or after January 1, 1991 commenced participation in the Kraft Canada Inc. Retirement Plan for Canada Salaried Employees.

3.02	Option 1 and Option 2 - Members Not in Active Employment

A Member who, immediately prior to the Effective Date and from the Effective Date to December 31, 1990, was accruing Continuous Service and had not been actively employed by the Company, elected to become an Option 1 Member or an Option 2 Member on the date he returned to active employment with the Company, by completing and signing the enrolment form provided by the Pension Committee on or before the end of a prescribed period determined by the Company. If such Member did not return to active employment with the Company before the Date of Determination, he was deemed to be an Option 1 Member.

3.03	Not a Contract of Employment

Nothing herein contained shall be deemed to give any Employee the right to be retained in the service of the Company or to interfere with the rights of the Company to discharge or lay off any Employee at any time and to treat him without regard to the effect which such treatment might have upon him as a Member.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 14

3.04	No Discontinuance of Membership

While a Member an Employee and the Company continues to participate in the Plan, the Member may not discontinue active membership in the Plan nor withdraw any contributions from the Plan, except as provided for in Article 4 and, if so permitted, upon discontinuance of the Plan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 15

Article 4 – Service

4.01	Continuous Service

(a)	Continuous Service means the period of uninterrupted employment of a Member with the Company, beginning with the date on which the Member was last hired by the Company, and ending on the earliest of:

(i)	the Member’s no longer being employed by the Company or any other corporation associated with the Company;

(ii)	the Member’s death;

(iii)	the Member’s Retirement Date;

(iv)	the discontinuance of the Plan without immediate substitution of a successor registered employees’ pension plan.

(b)	The following shall not constitute an interruption of employment, unless and until the Member fails to return to active employment upon expiry of the period concerned:

(i)	discharge, if rehired within ninety (90) days from the date of such discharge;

(ii)	dismissal or separation due to permanent shutdown of a plant, department or subdivision thereof, if rehired within one (1) year from the date of such dismissal or separation;

(iii)	lay-off, provided the Member does not elect to receive benefits in accordance with Article 9 or Article 12 and the period of lay-off does not exceed one (1) year;

(iv)	failure to report for work at the termination of a leave of absence or an extension thereof, with excuse by the Company;

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 16

(v)	leave of absence for such period as may be duly authorized by the Company, including sickness, accident, disability, emergency, compassionate care, pregnancy or parental leave, provided that such leave does not exceed two (2) years;

(vi)	absence for more than two (2) years due to a Long-Term Disability incurred while an Employee;

(vii)	in the event of a national emergency, the Member’s joining the Canadian armed forces or engaging full-time in national service work for Canada.

4.02	Credited Service

Credited Service with respect to a Member means the number of years (counting completed days as fractions hereof) in that part of the Member’s Continuous Service during which he makes contributions under the Plan, or under the Prior Plan.

4.03	Exclusions, Inclusions and Adjustments of Credited Service

Notwithstanding Section 4.02, Credited Service is subject to the following exclusions, inclusions and adjustments.

(a)	Adjustments for Less-Than-Full-Time Work

With respect to any period of Continuous Service during which the Member is not in full-time employment with the Company, Credited Service shall be determined on a pro-rata basis, taking into account the actual number of hours worked by the Member compared to the regular number of hours the Member would have worked had the Member been employed on a full-time basis; provided, however, that Credited Service accrued during such period shall not exceed the Credited Service the Member would have accrued had the Member been employed on a full-time basis.

(b)	Exclusions from Credited Service

Credited Service shall not include:

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 17

(i)	any period excluded from Credited Service prior to January 1, 1991 under the terms of the Plan and the Prior Plan in effect prior to January 1, 1991, as may be applicable to the Member; and

(ii)	any period which would result in Credited Service exceeding:

(A)	thirty-five (35) years; less

(B)	any period of service for which the Member has accrued and remains contingently or absolutely entitled to pension benefits under the terms of another registered pension plan of the Company.

(c)	Special Inclusions in Credited Service

Credited Service shall include:

(i)	any period of Long-Term Disability provided under Article 13;

(ii)	subject to Revenue Rules, any period of foreign service with another employer provided under this Article 4;

(iii)	any period of lay-off, as described in subparagraph 4.01(b)(iii), that has commenced on or after January 1, 1991;

(iv)	any leave of absence constituting pregnancy or parental leave, as may be duly authorized by the Company, provided that such leave does not exceed two (2) years; and

(v)	any period of leave or military service, other than a period included under subparagraphs (iii) and (iv), during which:

(A)	the Member has no Earnings;

(B)	legislation applicable to the Member requires that the Member be permitted to make the contributions that would have been required had the Member been active at work during such period; and

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 18

(C)	the Member makes the contributions specified in subparagraph (B).

For each period included in Credited Service as a result of subparagraphs (iii), (iv) and (v), the number of hours worked by the Member during such period is deemed to equal the average of the hours worked by the Member during the three (3) months preceding such period.

In no event shall any period included in Credited Service under this paragraph (c) cause Credited Service to exceed the maximum period specified in subparagraph (b)(ii).

(d)	Prescribed Compensation Limits

In no event, however, shall the total periods of Credited Service included under subparagraphs (c)(iii), (c)(iv) and (c)(v), in respect of a Member, excluding those throughout which the Member suffers a physical or mental impairment, as certified in writing by a qualified medical practitioner, that prevents the Member from performing the duties of employment in which the Member was engaged before the commencement of the impairment, exceed the sum of:

(i)	the full-time equivalent of five (5) years; and

(ii)	the number of months of parenting leaves, as defined in Revenue Rules, subject to a maximum of the full-time equivalent of thirty-six (36) months of such parenting leaves and a maximum of the full-time equivalent of twelve (12) months for any one parenting leave;

such total limit being subject to further adjustment at the sole discretion of the Company, as permitted under Revenue Rules, taking into account the Plan’s pension formula applicable to the Member.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 19

4.04	Re-Employment

(a)	If an Employee terminates employment with the Company other than by retirement and is subsequently re-employed with the Company prior to the end of the calendar year in which he attains age 71 (or such other age permitted under Revenue Rules), his periods of Continuous Service shall be treated separately, and the second period shall be considered to start from the date of said subsequent re-employment for the purposes of the Plan, unless otherwise agreed in writing by the Company under specified applicable conditions or required by Applicable Pension Laws, and as permitted under Revenue Rules.

For the purposes of this Section, the Member’s first period of Continuous Service shall only be used to determine eligibility for benefits, unless the retirement benefits in respect of such period were not previously refunded or transferred. In such case, the Member’s first period of Continuous Service shall also be counted in the Member’s Credited Service, subject to the exclusions and inclusions under Section 4.03.

(b)	If an Employee who is receiving retirement income under the Plan is subsequently re-employed with the Company prior to the end of the calendar year in which he attains age 71 (or such other age permitted under Revenue Rules), the Employee’s retirement income shall cease and he shall accrue additional Continuous Service and Credited Service. When the Employee retires on a subsequent Retirement Date, his total retirement income, payable from this subsequent Retirement Date, shall be the initial amount of retirement income, recalculated to take into account the additional Credited Service, Continuous Service and Earnings, and the applicable early retirement reduction factors.

4.05	Transfers from Hourly Plan

In the event of the transfer of a member of the Hourly Plan who was hired by the Company prior to January 1, 1991 to a category of employment such that he becomes an Employee upon such transfer, for the purposes of the Plan:

(a)	he shall become a Member at his date of transfer;

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 20

(b)	he shall become an Option 1 Member or an Option 2 Member in accordance with to the option he elected under the Hourly Plan;

(c)	his Continuous Service shall include his continuous service as defined and accrued under the Hourly Plan;

(d)	his Credited Service shall exclude those periods of his employment with the Company while the Member was not an Employee; and

(e)	any beneficiary designated under the Hourly Plan shall be accepted by the Pension Committee as the Member’s Beneficiary for the purposes of the Plan, unless a designation is made in accordance with Section 11.07.

4.06	Transfers to Associated Companies

If a Member is transferred within the Company to a category of employment such that the Member ceases to be an Employee for the purposes of the Plan or is transferred to a legal entity which is associated with the Company, which does not itself participate in the Plan:

(a)	such transfer shall not constitute a termination of employment for the purposes of Article 12;

(b)	the Member’s Continuous Service shall include all periods of uninterrupted employment of the Member with the legal entity associated with the Company;

(c)	the Member’s Credited Service shall exclude those periods of his employment with the Company or the legal entity associated with the Company while the Member was not an Employee; and

(d)	the benefits payable under the Plan shall be determined in accordance with the applicable provisions of the Plan on the earliest of:

    (i) the Member’s no longer being employed by the Company or a legal entity associated with the Company; and

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 21

(ii)	the Member’s death;

provided the Member does not elect, as may be permitted under Applicable Pension Laws, to receive benefits in accordance with Article 12.

4.07	Permanent Transfers to Foreign Companies

In the event that:

(a)	a Member’s employment with the Company is terminated;

(b)	the Member becomes employed with a foreign company which is associated with the Company, but which does not itself participate in the Plan; and

(c)	the transfer of employment is deemed permanent by the Company;

the following provisions shall apply:

(d)	the Member’s Continuous Service (for benefit eligibility purposes) shall include all periods of uninterrupted, regular employment of the Member while he remains in the employment of the associated company;

(e)	the Member’s Credited Service (for benefit computation purposes) shall exclude those periods of employment during which he is not an Employee and is in the employment of the associated company, unless such a period of employment was previously included in the Member’s Credited Service in accordance with Section 4.08;

(i)	for the sole purposes of determining the Member’s Best Average Earnings, the Member’s Earnings in each month during which the Member is employed by the associated company shall be deemed equal to one-twelfth (1/12) of the Member’s Earnings in the last full calendar year of employment with the Company, adjusted from each January 1 following the date of transfer of employment to reflect increases in the Industrial Aggregate Wage Index, as published by Statistics Canada; and

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de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 22

(ii)	the Member shall receive benefits from the Plan on the date of his retirement, death or termination of employment with the associated company, which shall be the Member’s Date of Determination for the purposes of the Plan.

Alternatively, the Member may elect to receive benefits in accordance with Article 12.

4.08	Temporary Transfers to Foreign Companies

In the event that:

(a)	a Member becomes employed with a foreign company which is associated with the Company, but which does not itself participate in the Plan; and

(b)	the transfer of employment is deemed temporary by the Company;

this shall not constitute a termination of employment pursuant to Article 12. In the event of such transfer:

(c)	the Member’s Continuous Service (for benefit eligibility purposes) shall include all periods of uninterrupted regular employment of the Member while he remains in the employment of the associated company;

(d)	subject to Revenue Rules and the limitations specified in subparagraph 4.03(b)(ii), the Member’s Credited Service (for benefit computation purposes) shall include those periods of employment with the associated company up to a maximum of five (5) years;

(e)	for the sole purposes of determining the Member’s Best Average Earnings and the Member’s Required Contributions under paragraph (f), the Member’s Earnings in each month during which the Member is employed by the associated company shall be deemed equal to one-twelfth (1/12) of the Member’s Earnings in the last full calendar year of employment with the Company adjusted from each January 1 following the date of transfer of employment to reflect increases in the Industrial Aggregate Wage Index as published by Statistics Canada; and

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de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 23

(f)	the Member shall continue making Required Contributions pursuant to Article 5 during the period of employment with the associated company included in his Credited Service pursuant to paragraph (e).

If the period of employment with the associated company exceeds five (5) years, the provisions of Section 4.07 shall be applied as of the date of attainment of five (5) years of employment with the associated company.

4.09	Notwithstanding Section 1.04, the provisions of Sections 4.07 and 4.08 shall also apply to Members who were transferred to a foreign company associated with the Company between December 8, 1998 and August 1, 1999 and who were still in the employ of such foreign company as of August 1, 1999. The Company may also, in its sole discretion, extend the application of Sections 4.07 and 4.08 to a Member who transferred prior to December 8, 1998 to a foreign company associated with the Company.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 24

Article 5 – Required Contributions

5.01	Required Contributions

(a)	Subject to Section 5.02, in each calendar year or portion thereof, each Member shall contribute to the Plan, by regular payroll deduction, the amount specified in paragraph (b) or (c), as applicable. Such Required Contributions shall commence on the date of initial membership and shall cease, subject to Section 5.03, upon the earliest of:

(i)	the Member’s transfer to a category of employment such that the Member ceases to be an Employee;

(ii)	the Member’s termination of employment;

(iii)	the Member’s Retirement Date;

(iv)	the Member’s death;

(v)	the date of discontinuance of the Plan; and

(vi)	the date on which the Member’s Credited Service attains the maximum period specified in subparagraph 4.03(b)(ii).

(b)	The Required Contributions of an Option 1 Member, in each calendar year or portion thereof, shall be the sum of (i) and (ii), where:

(i)	is one and one-quarter percent (1 1⁄4%) of that part of the Member’s Earnings which does not exceed the YMPE; and

(ii)	is two and one-half percent (2 1⁄2%) of that part of the Member’s Earnings which exceed the YMPE.

(c)	The Required Contributions of an Option 2 Member, in each calendar year or portion thereof, shall be the sum of (i) and (ii), where:

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de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 25

(i)	is two and one-half percent (2 1⁄2%) of that part of the Member’s Earnings which does not exceed the YMPE; and

(ii)	is five percent (5%) of that part of the Member’s Earnings which exceeds the YMPE.

(d)	Such Required Contributions shall be paid into the Fund within the time limits specified in Applicable Pension Laws.

(e)	In no event, however, shall a Member’s Required Contributions in any calendar year exceed the sum of (i) and (ii), where:

(i)	is seventy percent (70%) of the Member’s pension credits under the Plan for the calendar year, as determined under Revenue Rules; and

(ii)	is $1,000.

5.02	Non-Contributing Members

A Member shall not contribute to the Plan if the Member suffers a Long-Term Disability or does not receive Earnings while on lay-off or other leave of absence. Upon the Member returning to work after a period of leave of absence or Long-Term Disability, Required Contributions shall resume immediately. For greater certainty, Credited Service shall continue to accrue during such periods in accordance with the provisions of paragraph 4.03(c).

5.03	Contributions After Normal Retirement Date[3]

A Member shall cease making Required Contributions upon the earliest of the date specified in Section 5.01 and his Normal Retirement Date. Notwithstanding the above, the Member may decide to continue to contribute after Normal Retirement Date, in which case such contributions will be considered as Voluntary Contributions.

[3]	Applicable as modified in the Appendices for Members employed in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario or Saskatchewan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 26

Article 6 – Interest Credits

6.01	Required Contributions[4]

Subject to Applicable Pension Laws, Interest shall be credited on accumulated Required Contributions in accordance with the remainder of this Section.

(a)	Interest on Required Contributions is calculated at the end of each Plan Year.

(b)	Subject to paragraph (d), the Accumulated Contributions at the end of the previous Plan Year are credited with Interest for the full Plan Year.

(c)	Interest shall be credited on Required Contributions made during the Plan Year based upon one-half ( 1⁄2) of the period for which the Member made Required Contributions.

(d)	Interest shall be compounded annually at the end of each Plan Year, with proportionate Interest up to the first (1st) day of the month in which the payment falls due or up to the Member’s Retirement Date, whichever shall first occur.

(e)	The rate of Interest credited to Required Contributions shall be the greater of four percent (4%) and the rate of return attributable to the defined benefit portion of the Fund for the Plan Year, as determined by the Company. However, the rate of Interest applicable for the year immediately preceding the calendar year of the Date of Determination shall be used for the Interest calculation in respect of the calendar year of the Date of Determination.

[4]	Applicable as modified in the Appendices for Members employed in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario or Saskatchewan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 27

6.02	Voluntary Contributions

The Interest credited to accumulated Voluntary Contributions shall be based upon the rate of return attributable to the portion of the Fund to which the Voluntary Contributions are made. The method used for calculating the rate of return and the method used for applying the rate of Interest shall be determined by the Company.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 28

Article 7 – Retirement Dates

7.01	Normal Retirement

The Normal Retirement Date of a Member is the first (1st) day of the month immediately following the attainment of age sixty-five (65).

7.02	Early Retirement

A Member may retire prior to his Normal Retirement Date on the first (1st) day of any month following the date on which the Member attains age fifty-five (55). The date of the Member’s actual retirement in accordance with this paragraph shall be his Early Retirement Date.

7.03	Postponed Retirement

If a Member continues in the employment of the Company beyond Normal Retirement Date, the Member shall retire, or be deemed to have retired for the purposes of the Plan, not later than December 1 of the calendar year in which the Member attains age 71 (or such other date permitted under Applicable Pension Laws and Revenue Rules). The date of the Member’s actual or deemed retirement in accordance with this paragraph shall be the Postponed Retirement Date.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 29

Article 8 – Retirement Income Formulae

The formulae shown in this Article are used in the calculation of the retirement income in respect of a Member, and the amount derived therefrom is the basis on which the actual amount of retirement income shall be determined in accordance with the applicable provisions of the Plan.

8.01	Plan Formula

The annual amount of retirement income as of a Member’s Date of Determination shall be the Formula Pension Credit.

8.02	Formula Pension Credit

(a)	The Formula Pension Credit of an Option 1 Member shall be the sum of (i) and (ii), where:

(i)	is one percent (1%) of the Member’s Best Average Earnings which does not exceed the YMPE Average; and

(ii)	is one and three-quarter percent (1.75%) of the Member’s Best Average Earnings in excess of the YMPE Average;

multiplied by the Member’s Credited Service.

(b)	The Formula Pension Credit of an Option 2 Member shall be the sum of (i) and (ii), where:

(i)	is one and one-tenth percent (1.1%) of the Member’s Best Average Earnings which does not exceed the YMPE Average; and

(ii)	is one and eighty-five hundredths percent (1.85%) of that part of the Member’s Best Average Earnings in excess of the YMPE Average;

multiplied by the Member’s Credited Service.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 30

8.03	Additional Retirement Income

Notwithstanding the foregoing provisions of this Article, the Company may, in its sole discretion, grant an additional amount of retirement income to a Member whose retirement with the Company occurs after his fifty-fifth (55th) birthday. The additional amount of retirement income granted under this Section shall comply with Applicable Pension Laws and Revenue Rules.

8.04	Maximum Retirement Income

(a)	For the purposes of this Section, “Past Pensionable Service” means any period of Credited Service granted to the Member after June 7, 1990 and performed prior to January 1, 1990 in a calendar year during which:

(i)	the Member did not accrue Credited Service under the terms of the Plan in effect prior to June 8, 1990;

(ii)	the Member did not accrue pension benefits under the terms of any other registered pension plan in effect prior to June 8, 1990; and

(iii)	contributions were not made by, or on behalf of, the Member under the money purchase provision of any registered pension plan or deferred profit sharing plan of the Company.

(b)	Notwithstanding the foregoing provisions of this Article, the annual rate, at the Member’s Date of Determination, of the Member’s retirement income under the foregoing provisions of this Article in respect of his Credited Service, excluding any Past Pensionable Service, shall not exceed the product of (i) and (ii), where:

(i)	is the lesser of (A) and (B), where:

(A)	is two percent (2%) of the Member’s Best Average Earnings; and

(B)	is the defined benefit limit under Revenue Rules at the Date of Determination;

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 31

(ii)	is the Member’s Credited Service, excluding any Past Pensionable Service.

(c)	Notwithstanding the foregoing provisions of this Article, the annual rate, at the Member’s Date of Determination, of the retirement income under the foregoing provisions of this Article, in respect of any Past Pensionable Service, shall not exceed the product of (i) and (ii), where:

(i)	is the greater of $1,150 and two-thirds (2/3) of the amount specified in subparagraph (b)(i)(B); and

(ii)	is Past Pensionable Service.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 32

Article 9 – Amount of Retirement Income

9.01	Normal Retirement

A Member who retires on his Normal Retirement Date shall receive an amount of retirement income payable from the Member’s Normal Retirement Date, determined in accordance with Article 8, using the Member’s Normal Retirement Date as the Date of Determination.

9.02	Early Retirement

(a)	A Member who retires while accruing Continuous Service on his Early Retirement Date shall receive a retirement income commencing, at the Member’s election, on the first (1st) day of any month from his Early Retirement Date to his Normal Retirement Date. Subject to paragraph (d), the amount of his retirement income shall be equal to the amount determined in accordance with Article 8, but ignoring Section 8.04, using the Member’s Early Retirement Date as the Date of Determination, multiplied by the early retirement factor determined in accordance with paragraph (b) or (c), as applicable.

(b)	For a Member who joined the Plan or Hourly Plan before January 1, 1991, the early retirement factor referred to in paragraph (a) shall be one hundred percent (100%) less a percentage for each month, if any, by which the Pension Commencement Date precedes the first (1st) day of the month immediately following the Member’s sixtieth (60th) birthday, such percentage being:

(i)	with respect to an Option 1 Member, one-third of one percent (1/3%);

(ii)	with respect to an Option 2 Member, one-quarter of one percent (1/4%).

(c)	For a Member who joined the Plan or Hourly Plan on or after January 1, 1991, the early retirement factor referred to in paragraph (a) shall be one hundred percent (100%) less one-quarter of one percent (1/4%) for each month, if any, by which the Pension Commencement Date precedes the earliest of:

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de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 33

(i)	his Normal Retirement Date; and

(ii)	the first (1st) day of the month immediately following the date on which the Member would have both attained age sixty (60) and completed twenty-five (25) years of Continuous Service.

(d)	The annual amount, at Pension Commencement Date, of the retirement income payable to a Member under the foregoing provisions of this Section shall not exceed the amount determined in accordance with Section 8.04, using the Pension Commencement Date as the Date of Determination, multiplied by an early retirement factor equal to one hundred percent (100%) less one-quarter percent ( 1⁄4%) for each month, if any, by which the Pension Commencement Date precedes the earliest of (i), (ii) and (iii), where:

(i)	is the date the Member attains age sixty (60);

(ii)	is the date the Member completed, or would have completed had the Member continued in employment after his Early Retirement Date, thirty (30) years of early retirement eligibility service (as defined in Revenue Rules); and

(iii)	is the date on which the aggregate of the Member’s age and early retirement eligibility service (as defined in Revenue Rules) is, or would have been had the Member continued in employment after his Early Retirement Date, equal to eighty (80) years.

9.03	Bridge Benefit

(a)	In addition to the retirement income specified in Section 9.02, an Option 2 Member who retires on an Early Retirement Date while accruing Continuous Service shall receive a monthly temporary retirement income payable from his Pension Commencement Date to the end of the month preceding the earliest of his Normal Retirement Date and the date of his death. This monthly retirement income is equal to one-twelfth (1/12) of one hundred and fifty dollars ($150) multiplied by the Member’s Credited Service.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 34

(b)	The monthly temporary retirement income payable under paragraph (a) at the Member’s Pension Commencement Date shall not exceed the product of (i) and (ii), where:

(i)	is the sum of (A) and (B), where:

(A)	is the maximum monthly pension benefit payable under the Old Age Security Act as at Pension Commencement Date; and

(B)	is the maximum monthly pension benefit payable under the Canada Pension Plan as at Pension Commencement Date to a person commencing to receive such pension benefit at age sixty-five (65), multiplied by the ratio, not to exceed one (1), that the total of the Member’s remuneration for the three (3) calendar years in which the remuneration is the highest bears to the total of the YMPE for those three (3) years;

(ii)	is the sum of (A) and (B), where:

(A)	is the ratio that the Member’s Credited Service prior to January 1, 1992 bears to his total Credited Service; and

(B)	is the product of (1), (2) and (3), where:

(1)	is the ratio that the Member’s Credited Service after December 31, 1991 bears to his total Credited Service;

(2)	is the ratio that the lesser of ten (10) and the Member’s Credited Service bears to ten (10); and

(3)	is one hundred percent (100%) less one-quarter of one percent (1/4%) for each month, if any, by which the Member’s Pension Commencement Date precedes the date the Member shall attain age sixty (60).

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 35

(c)	Notwithstanding the foregoing provisions of this Section, the annual rate of that portion of the retirement income payable to the Option 2 Member at Pension Commencement Date which is in respect of Credited Service after December 31, 1991 under the foregoing provisions of this Section and Section 9.02 shall not exceed the sum of (i) and (ii), where:

(i)	is equal to the product of (A) and (B), where:

(A)	is the amount specified in subparagraph 8.04(b)(i)(B); and

(B)	is the Member’s Credited Service after December 31, 1991;

(ii)	is equal to the product of (A) and (B), where:

(A)	is twenty-five percent (25%) of the average of the YMPE for the calendar year in which the retirement income commences to be paid and the two (2) preceding calendar years, divided by thirty five (35);

(B)	is the Option 2 Member’s Credited Service after December 31, 1991.

9.04	Postponed Retirement[5]

(a)	A Member retiring on a Postponed Retirement Date shall receive an amount of retirement income payable from the Member’s Postponed Retirement Date that is the sum of (i) and (ii), where:

(i)	is the amount of retirement income determined in accordance with Article 8, using the Member’s Normal Retirement Date as the Date of Determination, based on the Plan provisions in effect on the Member’s Normal Retirement Date; and

[5]	Applicable as modified in the Appendices for Members employed in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario or Saskatchewan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 36

(ii)	is the amount of retirement income that is the Actuarial Equivalent of the retirement income under subparagraph (i) above that would have been paid since Normal Retirement Date, with interest thereon.

Furthermore, if such a Member has made Voluntary Contributions during his postponement period, the retirement income should be increased by a monthly amount equal to the Actuarial Equivalent of these Voluntary Contributions.

(b)	Notwithstanding paragraph (a) above, a Member who continues in the employment of the Company beyond Normal Retirement Date may elect to receive payment of all or a portion of such Member’s retirement income determined in accordance with Article 8, using the Member’s Normal Retirement Date as the Date of Determination, but only to the extent necessary to compensate for a reduction in salaries or wages, as defined in Applicable Pension Laws, incurred on or after Normal Retirement Date.

(c)	No Member may exercise the right specified in paragraph (b) more than once per twelve (12) month period, except pursuant to an agreement with the Pension Committee.

(d)	If a Member elects to receive the payment of all or a portion of his retirement income prior to Postponed Retirement Date, the retirement income commencing on the Postponed Retirement Date shall be equal to the retirement income under paragraph (a) less the Actuarial Equivalent of the retirement income received prior to Postponed Retirement Date.

9.05	Additional Retirement Benefits[6]

(a)	Pre-reform Service

(i)	An Option 1 Member who is eligible to receive benefits determined based on Article 9 shall receive additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made prior to January 1, 1990, together with Interest, exceed the Actuarial Equivalent value of any retirement income earned in respect of Credited Service prior to January 1, 1990.

[6]	Applicable as modified in the Appendices for Members employed in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario or Saskatchewan.

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Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 37

(ii)	An Option 2 Member who is eligible to receive benefits determined based on Article 9 shall receive additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made prior to January 1, 1987, together with Interest, exceed the Actuarial Equivalent value of any retirement income earned in respect of Credited Service prior to January 1, 1987.

(b)	Post-reform Service

(i)	An Option 1 Member who is eligible to receive benefits determined based on Article 9 shall receive additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made on or after January 1, 1990, together with Interest, exceed fifty percent (50%) of the Actuarial Equivalent value of any retirement income earned in respect of Credited Service on or after January 1, 1990.

(ii)	An Option 2 Member who is eligible to receive benefits determined based on Article 9 shall receive additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the Actuarial Equivalent value of any retirement income earned in respect of Credited Service on or after January 1, 1987.

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de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 38

9.06	Phased Retirement[7]

(a)	A Member who has attained age 55 and whose working time is reduced in accordance with an agreement with the Company may receive, on request, for each calendar year covered by the agreement with the Company, a lump sum payment which shall not exceed the lesser of (i), (ii) and (iii), where:

(i)	is seventy percent (70%) of the reduction in the Member’s remuneration resulting from the reduction in his working time during that year;

(ii)	is forty percent (40%) of the YMPE for that year; and

(iii)	is the sum of (A) and (B), where:

(A)	is the lump sum Actuarial Equivalent of the benefits the Member would have been eligible to receive in accordance with Section 12.01, had the Member terminated employment on the date the lump sum payment is made and assuming payment of any retirement income entitlement commencing on the Member’s Normal Retirement Date; and

(B)	is the balance of the Member’s OPP Member Account and the Member’s OPP Company Account under Appendix B.

(b)	A Member may not receive, in the same calendar year, the benefit provided for in this Section and a retirement income payable under paragraph 9.04(b).

(c)	If a Member elects to receive a payment in accordance with paragraph (a):

(i)	subject to the other provisions of the Plan, the payment of Required Contributions and accrual of Credited Service shall continue;

[7]	Applicable as modified in the Appendices for Members employed in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario or Saskatchewan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 39

(ii)	the Member’s OPP Company Account under Appendix B shall be reduced by the payment received by the Member;

(iii)	the Member’s OPP Member Account under Appendix B shall be reduced by the excess, if any, of the payment received by the Member over the Member’s OPP Company Account under Appendix B;

(iv)	a reducing retirement income payable in accordance with Article 10, commencing at Normal Retirement Date and for which the lump sum Actuarial Equivalent is equal to the excess, if any, of the payment received by the Member over the sum of his OPP Member Account and his OPP Company Account under Appendix B, shall be determined as at the date the payment under paragraph (a) is made; and

(v)	any benefit subsequently payable under the other provisions of the Plan, except those payable under Appendix B, shall be reduced by the Actuarial Equivalent of the reduced retirement income specified in subparagraph (iv).

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 40

Article 10 – Payment of Retirement Benefits

10.01	Normal Form

Subject to Sections 10.02 and 10.03, payment of retirement income payable under Article 9 or 12, except any temporary retirement income payable under Section 9.03, shall be in the form of an annual retirement income payable in equal monthly instalments for the life of the Member with the last payment due on the first (1st) day of the month in which the death of the Member occurs and with a guarantee that if the Member dies before sixty (60) payments are made, the remaining payments shall be paid to the Member’s Beneficiary.

10.02	Statutory Spousal Pension[8]

(a)	Subject to Section 10.03, if a Member has a Spouse on the date on which payment of the first (1st) instalment of the retirement income is due, the annual lifetime retirement income, except any temporary retirement income payable under Section 9.03, shall be payable in equal monthly instalments for the life of the Member with the last payment due to the Member on the first (1st) day of the month in which the death of the Member occurs and sixty percent (60%) continuing to be paid to the Member’s Spouse, commencing on the first (1st) day of the month following the month in which the death of the Member occurs and ending on the first (1st) day of the month in which the death of the Member’s Spouse occurs.

(b)	For an Option 1 Member, the value of the benefit payable under the form described in paragraph (a) shall be the Actuarial Equivalent of the benefit payable under the normal form described in Section 10.01.

(c)	For an Option 2 Member, no actuarial adjustment is applied.

[8]	Applicable as modified in the Appendices for Members employed in Alberta or British Columbia.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 41

(d)	A Spouse who has waived the right to a contingent retirement income under paragraph (a) may revoke such a waiver, provided the Pension Committee is notified thereof in writing prior to the Member’s Pension Commencement Date.

10.03	Election of Optional Form

(a)	In lieu of the annuity described in Sections 10.01 and 10.02, a Member may, in the written form prescribed by and filed with the Pension Committee prior to payment of the first (1st) instalment of the benefit, elect to receive the retirement income payable under Article 9 or 12, except any temporary retirement income payable under Section 9.03, in one of the forms specified in the following paragraphs (b), (c), (d), and, for a Quebec Member only, paragraphs (e) and (f). If a Member who has a Spouse makes an election under this Section 10.03, it shall be subject to, where required by Applicable Pension Laws, a spousal waiver. An election to receive an optional form of retirement income under this Section may be revoked or changed provided that either:

(i)	written notice of such revocation or change is received from the Member by the Pension Committee prior to payment of the first instalment of the benefit; or

(ii)	if the Member elected an optional form under paragraph (c) or (e), the Member’s Spouse has died prior to payment of the first instalment of the benefit.

(b)	Life Annuity – Guaranteed Term

The retirement income is in the form of an annual retirement income payable in equal monthly instalments for the life of the Member with the last payment due on the first (1st) day of the month in which the death of the Member occurs and with a guarantee that if the Member dies before one hundred and twenty (120) or one hundred and eighty (180) payments are made, as elected by the Member, the remaining payments shall be paid to the Member’s Beneficiary. The value of the benefit payable under an optional form described in this paragraph shall be the Actuarial Equivalent of the benefit payable under the normal form described in Section 10.01.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 42

(c)	Life Annuity Continuing to Spouse – 66-2/3%, 75% or 100%

The retirement income is in the form of an annual retirement income payable in equal monthly instalments for the life of the Member with the last payment due to the Member on the first (1st) day of the month in which the death of the Member occurs and sixty-six and two-thirds percent (66-2/3%), seventy- five percent (75%) or one hundred percent (100%) of such retirement income, as elected by the Member, continuing to be paid to the Member’s Spouse, commencing on the first (1st) day of the month following the month in which the death of the Member occurs and ending on the first (1st) day of the month in which the death of the Member’s Spouse occurs. For an Option 1 Member, the value of the benefit payable under an optional form described in this paragraph shall be the Actuarial Equivalent of the benefit payable under the normal form described in Section 10.01. For an Option 2 Member, the value of the benefit payable under an optional form described in this paragraph shall be the Actuarial Equivalent of the benefit payable under the form described in Section 10.02.

(d)	Level Income Option

A Member retiring prior to his Normal Retirement Date may elect to receive a retirement income payable in equal monthly instalments of an increased amount until the Member is eligible to receive Old Age Security benefits, but, in no event later than December 1st of the calendar year in which the Member attains age sixty-five (65), whereupon the amount of the monthly instalment shall decrease. The reduction in retirement income shall not exceed the Member’s total expected government-sponsored pensions determined as if the Member were age sixty-five (65) at the Member’s Pension Commencement Date. This option is not available if the retirement income payments are not large enough for such an adjustment to be made.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 43

The Member may elect to have the level income option described in this paragraph (d) applied in combination with any other form of payment provided for in the Plan. Unless otherwise required by Applicable Pension Laws and Revenue Rules, any benefits payable to the Member’s Beneficiary or Spouse after the Member’s death shall be determined in accordance with such other form of payment elected by the Member and shall be based on the monthly instalments that would have been payable to the Member under the level income option.

The value of the benefit payable under the level income option, before and after the date on which the Member is eligible to receive Old Age Security benefits shall be the Actuarial Equivalent of the benefit which would have been otherwise payable had the Member not elected the level income option.

(e)	60% Spousal Continuance with 120-Month Guarantee

A Member, who at the date the first (1st) instalment is due has a Spouse who has not waived, in prescribed form, the right to a contingent pension, may elect to receive the retirement income payable under Article 9 or 12, except any temporary retirement income payable under Section 9.03, in the form of an annuity payable as follows:

(A)	equal monthly instalments are paid for the life of the Member, until the last instalment due on the first (1st) day of the month in which the death of the Member occurs;

(B)	if the Member dies before one hundred and twenty (120) monthly instalments are made and the Spouse is still alive, the instalments continue to be paid to the Spouse commencing on the first (1st) day of the month following the month in which the death of the Member occurs and ending on the earlier of:

(1)	the first (1st) day of the month in which the death of the Member’s Spouse occurs; and

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 44

(2)	the first (1st) day of the month in which a total of one hundred and twenty (120) monthly instalments are paid to the Member and the Spouse;

and, if the date under (1) occurs prior to the date under (2), the instalments continue to be paid to the Spouse’s estate commencing on the first (1st) day of the month following the month in which the death of the Spouse occurs and ending on the first (1st) day of the month in which a total of one hundred and twenty (120) monthly instalments are paid to the Member, the Spouse and the Spouse’s estate;

(C)	if the Member dies before one hundred and twenty (120) monthly instalments are made and the Spouse has predeceased the Member, the instalments continue to be paid to the Member’s Beneficiary commencing on the first (1st) day of the month following the month in which the death of the Member occurs and ending on the first (1st) day of the month in which a total of one hundred and twenty (120) monthly instalments are paid to the Member and the Beneficiary; and

(D)	after the Member’s death and provided the Spouse is still alive, monthly instalments equal to sixty percent (60%) of the retirement income that was payable to the Member continue to be paid to the Spouse commencing on the later of:

(1)	the first (1st) day of the month following the month in which the death of the Member occurs; and

(2)	the first (1st) day of the month that is one hundred and twenty (120) months later than the date the first (1st) instalment was paid to the Member.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 45

For an Option 1 Member, the value of the benefit payable under the form described in this paragraph (e) shall be the Actuarial Equivalent of the benefit payable under the normal form described in Section 10.01. For an Option 2 Member, the value of the benefit payable under the form described in this paragraph (e) shall be the Actuarial Equivalent of the benefit payable under the form described in Section 10.02.Temporary Pension Option

(f)	Temporary Pension Option

(i)	A Member who elects to receive his retirement income payable under Article 9 or 12 prior to his Normal Retirement Date and who files a duly signed form prescribed by Applicable Pension Laws with the Pension Committee prior to the payment of the first (1st) instalment of the benefit, may elect to receive his retirement income, except any temporary retirement income payable under Section 9.03, in the form of a life annuity plus a temporary annuity ceasing in the month preceding the Member’s Normal Retirement Date, both payable in equal monthly instalments. The annual amount of the temporary annuity shall be fixed by the Member before payment begins, but shall not exceed (A) minus (B), where:

(A)	is the lesser of:

(1)	forty percent (40%) of the YMPE in the year of payment commencement; and

(2)	the maximum annual amount of temporary retirement income permitted by Revenue Rules;

(B)	is the annual amount of any temporary retirement income payable under Section 9.03.

(ii)	If the Member elects the temporary pension option described in this Section, any benefits payable to the Member’s Beneficiary or Spouse after the Member’s death shall be determined in accordance with such other form of payment elected by the Member in accordance with Article 10, any guarantee or continuance being applied to the annuity payment pattern resulting from the temporary pension option.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 46

(iii)	The value of the benefits payable under the temporary pension option shall be the Actuarial Equivalent of the benefit which would have been otherwise payable had the Member not elected the temporary pension option.

(iv)	A Spouse who becomes entitled to the payment of a retirement income under the Plan may elect the temporary pension option described in the foregoing provisions of this paragraph (f), adapted as required.

(g)	Other Options

In lieu of any other form of retirement income specified in this Article, a Member may elect any other optional form that Applicable Pension Laws require to be made available to the Member or as may be approved and made available by the Company from time to time, subject to Applicable Pension Laws and Revenue Rules.

10.04	Spousal Continuance of Bridge Benefits

If the retirement income of an Option 2 Member is paid in accordance with Section 10.02 or an Option 2 Member elects to receive his retirement income in accordance with paragraph 10.03(c) or 10.03(e), sixty percent (60%) of any temporary retirement income payable under Section 9.03 shall continue to be paid to the Option 2 Member’s Spouse commencing on the first (1st) day of the month following the month in which the death of the Option 2 Member occurs and ending on the first (1st) day of the month preceding the earliest of the Option 2 Member’s Normal Retirement Date and the date on which the death of the Spouse occurs. No actuarial adjustment is applied to the Option 2 Member’s temporary retirement income to account for the continuation to his Spouse under this Section.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 47

10.05	Commutation of Pension[9]

(a)	(i)

Benefits required to be paid under the Plan to a Member who has ceased to accrue Continuous Service may be commuted and paid in a lump sum, at the discretion of the Member, if the payment of the Member’s retirement income has not commenced and if the lump sum Actuarial Equivalent of the benefits is less than twenty (20%) of the YMPE as at the Date of Determination. This right may be exercised upon ceasing to accrue Continuous Service, at any other date as may be specified by Applicable Pension Laws and at any other date as may be authorized by the Pension Committee.

(ii)	Where the requirements set out in subparagraph (i) are met, the Member’s benefits may be commuted and paid in a lump sum, at the discretion of the Pension Committee, subject to the notification requirements of Applicable Pension Laws.

(iii)	The amount of the benefit settlement under subparagraph (i) or (ii) shall be the Actuarial Equivalent of the benefits remaining to be paid.

(b)	A Member who has ceased to accrue Continuous Service and who has not been residing in Canada for at least two (2) years may elect to receive the payment of his benefits in the form of a lump sum. The amount of the benefit settlement under this paragraph shall be the Actuarial Equivalent of the benefits remaining to be paid.

(c)	A Member or Spouse who is entitled to a deferred retirement income from the Plan, who has attained age fifty-five (55), but whose age is less than sixty-five (65) and who files a duly signed form prescribed by Applicable Pension Laws with the Pension Committee, may receive, in each calendar year, a lump sum payment equal to the lesser of (i) and (ii), where:

[9]	Applicable as modified in the Appendices for Members employed in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario or Saskatchewan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 48

(i)	is the lump sum Actuarial Equivalent of the deferred retirement income; and

(ii)	is forty percent (40%) of the YMPE, minus the annual amount of any temporary retirement income received from a registered pension plan, under a life annuity contract or under a life income fund during that calendar year.

The benefit entitlements of a Member or Spouse who elects to receive a lump sum payment in accordance with this paragraph shall be reduced in the manner specified in paragraph 9.06(c).

(d)	A Member or Spouse who is entitled to a deferred retirement income from the Plan and who elects to receive a temporary monthly income under a life income fund, in accordance with Applicable Pension Laws, prior to the calendar year in which such person attains age fifty-five (55) may, for the purposes of replacing such deferred retirement income by a temporary income, apply for the transfer from the Plan to the life income fund, in each calendar year prior to the calendar year in which this person attains age fifty-five (55), an amount equal to the lesser of (i) and (ii), where:

(i)	is the lump sum Actuarial Equivalent of the deferred retirement income; and

(ii)	is the additional amount required for the balance of the life income fund to allow, until the end of the calendar year, the payment of the maximum temporary monthly income under a life income fund as permitted by Applicable Pension Laws.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 49

10.06	Redetermination of Form of Pension[10]

(a)	If a Member receives retirement income under a form that provides for the continuance of the retirement income to the Spouse after the Member’s death and if, after the commencement of the Member’s retirement income, the Member’s Spouse ceases to be entitled to the contingent retirement income by virtue of paragraph 2.42(f), the Member is entitled, on request to the Pension Committee, to a redetermination of the retirement income as of the effective date of the judgement granting the separation from bed and board, the divorce or the annulment of the marriage, as of the date of dissolution of the civil union or as of the date of the cessation of the conjugal relationship. The redetermined retirement income shall be in the same amount and have the same characteristics as the retirement income that would be payable to the Member at the date of redetermination had the Member not had a Spouse on the date the payment of the retirement income began.

(b)	Unless the Pension Committee has received the notice provided for in paragraph 2.42(f), the Pension Committee shall redetermine the Member’s retirement income in accordance with paragraph (a) if the benefits accrued to the Member under the Plan are partitioned, pursuant to Section 17.02, subsequent to the commencement of the Member’s retirement income.

(c)	If the Member requests a redetermination in accordance with paragraph (a) and the effective date of the judgement granting the separation from bed and board, the divorce or the annulment of the marriage, or the date of the cessation of the conjugal relationship, is prior to January 1, 2001, the redetermination shall be effective as of the date of the Member’s request.

[10]	Applicable as modified in the Appendices for Members employed in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario or Saskatchewan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 50

Article 11 – Death Benefits

11.01	Death Benefits Prior to Retirement Date[11]

(a)	Option 1 Members

If an Option 1 Member who is accruing Continuous Service dies prior to Normal Retirement Date, the following benefits are payable to the Spouse or, if there is no Spouse or if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, the Beneficiary:

(i)	the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with subparagraph 12.01(a)(i) in respect of Credited Service, or Plan amendments made, on or after January 1, 1990, had the Member terminated employment on the date of death;

(ii)	the benefit payable under subparagraph 12.01(a)(iii); and

(iii)	the Member’s Required Contributions made prior to January 1, 1990, together with Interest.

The above benefits shall be payable as a lump sum.

(b)	Option 2 Members

If an Option 2 Member who is accruing Continuous Service dies prior to Normal Retirement Date, the following benefits are payable to the Spouse or, if there is no Spouse or if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, the Beneficiary:

[11]	Applicable as modified in the Appendices for Members employed in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario or Saskatchewan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 51

(i)	the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.02 or subparagraph 12.01(b)(i), as applicable, in respect of Credited Service, or Plan amendments made, on or after January 1, 1987, had the Member retired or terminated employment on the date of death;

(ii)	the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the entitlement under subparagraph (i) excluding the portion attributable to the effect of Plan amendments made on or after January 1, 1987 on Credited Service prior to January 1, 1987; and

(iii)	the Member’s Required Contributions made prior to January 1, 1987, together with Interest.

The above benefits shall be payable as a lump sum.

11.02	Death Benefits After Normal Retirement Date and Before Postponed Retirement Date[12]

(a)	Option 1 Members

If an Option 1 Member who is accruing Continuous Service dies on or after Normal Retirement Date, but before Postponed Retirement Date, benefits shall be paid, subject to subparagraph (iii), in accordance with the following subparagraph (i) or (ii), as applicable.

(i)	If there is a Spouse who has not waived the right to the retirement income payable under this subparagraph, the Spouse shall receive retirement income equal to the greater of (A) and (B), where:

[12]	Applicable as modified in the Appendices for Members employed in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario or Saskatchewan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 52

(A)	is the retirement income that is the Actuarial Equivalent of the sum of:

(1)	the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.04 in respect of Credited Service, or Plan amendments made, on and after January 1, 1990, had the Member retired on the date of death;

(2)	the benefit payable under subparagraph 9.05(b)(i); and

(3)	the Member’s Required Contributions made prior to January 1, 1990, together with Interest;

(B)	is zero if the Spouse has waived, in prescribed form, the right to the survivor retirement income payable under paragraph 10.02(a) or, otherwise, is the retirement income the Spouse would have received had the Member retired on the first day of the month coincident with or immediately preceding the date of the Member’s death and elected to receive retirement income in accordance with paragraph 10.02(a).

(ii)	If there is no Spouse or if the Spouse has waived the right to the retirement income payable under subparagraph (i), benefits shall be payable in accordance with paragraph 11.01(a), with the amount specified in subparagraph 11.01(a)(i) replaced by the amount specified in subparagraph (i)(A)(1) above.

(iii)	If the Member received the payment of all or a portion of his retirement income prior to his death:

(A)	there shall be paid to the Spouse or Beneficiary, any benefits due in accordance with Section 11.04 with respect to the retirement income the Member was receiving immediately prior to his death; and

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 53

(B)	there shall also be paid benefits in accordance with subparagraph (i) or (ii) above, as applicable, multiplied by one less the ratio that (1) bears to (2), where:

(1)	is the retirement income the Member was receiving immediately prior to his death; and

(2)	is the retirement income the Member would have been eligible to receive in accordance with Section 9.04 had the Member retired on the date of death.

(b)	Option 2 Members

If an Option 2 Member who is accruing Continuous Service dies on or after Normal Retirement Date, but before Postponed Retirement Date, benefits shall be paid, subject to subparagraph (iii), in accordance with the following subparagraph (i) or (ii), as applicable.

(i)	If there is a Spouse who has not waived the right to the retirement income payable under this subparagraph, the Spouse shall receive retirement income equal to the greater of (A) and (B), where:

(A)	is the retirement income that is the Actuarial Equivalent of the sum of:

(1)	the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.04 in respect of Credited Service, or Plan amendments made, on and after January 1, 1987, had the Member retired on the date of death;

(2)	the benefit payable under subparagraph 9.05(b)(ii); and

(3)	the Member’s Required Contributions made prior to January 1, 1987, together with Interest;

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 54

(B)	is zero if the Spouse has waived, in prescribed form, the right to the survivor retirement income payable under paragraph 10.02(a) or, otherwise, is the retirement income the Spouse would have received had the Member retired on the first day of the month coincident with or immediately preceding the date of the Member’s death and elected to receive retirement income in accordance with paragraph 10.02(a).

(ii)	If there is no Spouse or if the Spouse has waived the right to the retirement income payable under subparagraph (i), benefits shall be payable in accordance with paragraph 11.01(b), with the amount specified in subparagraph 11.01(b)(i) replaced by the amount specified in subparagraph (i)(A)(1) above.

(iii)	If the Member received the payment of all or a portion of his retirement income prior to his death:

(A)	there shall be paid to the Spouse or Beneficiary, any benefits due in accordance with Section 11.04 with respect to the retirement income the Member was receiving immediately prior to his death; and

(B)	there shall also be paid benefits in accordance with subparagraph (i) or (ii) above, as applicable, multiplied by one less the ratio that (1) bears to (2), where:

(1)	is the retirement income the Member was receiving immediately prior to his death; and

(2)	is the retirement income the Member would have been eligible to receive in accordance with Section 9.04 had the Member retired on the date of death.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 55

11.03	Death Benefits for Terminated Members

If a Member has ceased to accrue Continuous Service and has an entitlement to retirement income benefits in accordance with Article 12, and if the death of such Member occurs prior to the commencement of such retirement income, there shall be paid to his Spouse or Beneficiary, as applicable, the benefit specified in Section 11.01, to the extent not previously refunded or transferred, with the references to Section 9.02 deleted.

11.04	Death Benefits After Retirement Date

(a)	If the death of a Member occurs after the payment of his retirement income under Article 9 or 12 has commenced, there shall be paid to the Spouse or Beneficiary, as applicable, any benefits due in accordance with the retirement income option elected by the Member under Article 10. In the case of a Member who did not elect, and was not deemed to have elected, an optional form of retirement income, payment shall be made to the Member’s Beneficiary in accordance with Section 10.01.

(b)	If the death of a Member occurs after his Early Retirement Date but before Pension Commencement Date, the benefit and the person entitled to the benefit shall be determined in accordance with Section 11.01 or 11.02, as applicable.

(c)	If the sum of the retirement income payments made to an Option 2 Member, his Spouse and his Beneficiary equals less than his Accumulated Contributions as of his Retirement Date, any such shortfall shall be paid, as applicable, to:

(i)	the estate of the Spouse, if the Option 2 Member predeceases his Spouse; or

(ii)	the Option 2 Member’s Beneficiary.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 56

11.05	Commutation of Death Benefits[13]

(a)	The amount of retirement income payable to a Member’s Beneficiary under a guarantee option may, if so requested by the Beneficiary, be paid in a lump sum Actuarially Equivalent to the remaining retirement income payments under the guarantee option.

(b)	The amount of any retirement income payable to a Member’s estate under a guarantee option, shall be paid in a lump sum Actuarially Equivalent amount to the remaining retirement income payments under the guarantee option.

11.06	Additional Death Benefits

(a)	If a Member who joined the Plan or Hourly Plan prior to January 1, 1991 dies prior to the commencement of his retirement income, his Beneficiary shall receive, in a lump sum, the amount by which a percentage of the Member’s Accumulated Contributions, to the extent not previously refunded, exceeds the lump sum Actuarial Equivalent of all benefits payable under Sections 11.01, 11.02 and 11.03, such percentage being:

(i)	one hundred percent (100%), if the Member is an Option 1 Member;

(ii)	one hundred and fifty percent (150%), if the Member is an Option 2 Member.

(b)	For the purposes of paragraph (a), the Member’s Accumulated Contributions shall not be less than his Required Contributions not previously refunded, and accumulated as follows:

(i)	Interest on Required Contributions is calculated at the end of each Plan Year;

[13]	Applicable as modified in the Appendices for Members employed in Alberta, British Columbia or Manitoba.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 57

(ii)	subject to subparagraph (iv), the accumulated Required Contributions at the end of the previous Plan Year are credited with Interest for the full Plan Year;

(iii)	no Interest is credited on Required Contributions made during the Plan Year;

(iv)	Interest shall be compounded annually at the end of each Plan Year, with proportionate Interest up to the first (1st) day of the month in which the payment falls due;

(v)	The rate of Interest credited to Required Contributions shall be the average of the rates of long term bonds issued by the government of Canada (CANSIM Series V122487 (formerly B14013)) for the Plan Year; the rate of interest credited during the year of death shall be the average of the rates of long term bonds issued by the government of Canada (CANSIM Series V122487 (formerly B14013)) for the Plan Year immediately preceding the year of death.

11.07	Beneficiary Designation

A Member shall designate, in writing, a Beneficiary to receive any benefits payable under the Plan, other than benefits payable to a Spouse, to a Beneficiary upon the death of such Member and may change such designation from time to time. Such designation or change must be in accordance with any law applicable to the Member and shall be in such form and executed in such manner as the Pension Committee may, from time to time, determine. Any designation or change must be filed with the Pension Committee. Benefits payable as a result of the death of the Member shall be paid in accordance with the most recent designation filed by the Member with the Pension Committee and, in the absence of an effective designation of a Beneficiary, the Pension Committee shall instruct the Funding Agency to make payment of any death benefits payable to the Beneficiary under the Plan to the estate of the Member and any such payment shall completely discharge all liability with respect to the amount paid. Any Beneficiary designation made under the Prior Plan on record with the Pension Committee as of the Effective Date shall remain in effect for the purposes of the Plan until the Member changes such designation.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 58

Article 12 – Termination of Employment

12.01	Termination Benefits[14]

(a)	Option 1 Members

An Option 1 Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of (i), (ii) and (iii), where:

(i)	is the retirement income determined in accordance with Article 8, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 10 and commencing at Normal Retirement Date;

(ii)	is the amount, if any, by which Required Contributions made prior to January 1, 1990, together with Interest, exceed the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service prior to January 1, 1990; and

(iii)	is the amount, if any, by which Required Contributions made on or after January 1, 1990, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service on or after January 1, 1990.

(b)	Option 2 Members

An Option 2 Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of (i), (ii) and (iii), where:

[14]	Applicable as modified in the Appendices for Members employed in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario and Saskatchewan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 59

(i)	is the retirement income determined in accordance with Article 8, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 10 and commencing at Normal Retirement Date;

(ii)	is the amount, if any, by which Required Contributions made prior to January 1, 1987, together with Interest, exceed the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service prior to January 1, 1987, excluding the portion relating to Plan amendments made on or after January 1, 1987; and

(iii)	is the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service, or Plan amendments made, on or after January 1, 1987.

(c)	The retirement income specified in subparagraph (a)(i) or (b)(i), as applicable, in respect of Credited Service on or after January 1, 2001 shall be increased on the date of its commencement to reflect fifty percent (50%) of the change in the Consumer Price Index for Canada published by Statistics Canada from the date of termination of employment to the date that is ten (10) years prior to Normal Retirement Date. The annualized increase shall not be less than zero percent (0%) or greater than two percent (2%). For the determination of the amount specified in subparagraph (a)(iii) or (b)(iii), as applicable, the lump sum Actuarial Equivalent of the entitlement under subparagraph (a)(i) or (b)(i), as applicable, shall reflect the increase specified in this paragraph.

(d)	The amount specified in subparagraph (a)(ii) or (b)(ii), as applicable, shall be paid in the form of a retirement income payable in accordance with Article 10 and commencing at Normal Retirement Date on an Actuarial Equivalent basis.

The amount specified in subparagraph (a)(iii) or (b)(iii), as applicable, shall accumulate Interest until the Member’s Pension Commencement Date, at which time the accumulated amount shall be payable as an additional monthly retirement income on an Actuarial Equivalent basis.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 60

12.02	Earlier Payment of Vested Pension

(a)	A Member whose employment with the Company is terminated and who is entitled to a deferred retirement income under the foregoing provisions of this Article may elect to receive such retirement income commencing on the first (1st) day of any month in the ten (10) year period prior to Normal Retirement Date. Subject to paragraph (b), the retirement income payable to a Member who makes such an election shall be reduced to the Actuarial Equivalent of the retirement income otherwise payable at Normal Retirement Date. Such reduction shall be at least equal to the reduction specified in paragraph 9.02(d).

(b)	The retirement income payable to an Option 2 Member who elects an earlier payment of his retirement income in accordance with paragraph (a), whose employment with the Company is terminated after the completion of fifteen (15) years of Continuous Service and whose age and Continuous Service total sixty (60) years or more, shall be equal to the retirement income otherwise payable at Normal Retirement Date, multiplied by the early retirement factor determined in accordance with paragraph 9.02(b) or 9.02(c), as applicable.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 61

Article 13 – Disability

13.01	Accrual of Credited Service

(a)	During the continuance of a Member’s Long-Term Disability, his Credited Service shall continue to accrue at the rate in effect immediately prior to the commencement of his Long-Term Disability.

(b)	The Member shall continue to be entitled to Credited Service accrued under paragraph (a) even if the Member fails to return to active employment upon expiry of the period of Long-Term Disability.

13.02	Recovery

(a)	If a Member’s Long-Term Disability ceases, and provided the Member is eligible, the Member may elect to retire. If the Member is not eligible or does not elect to retire and if the Member does not return to active employment with the Company, the Member shall be deemed to have terminated employment in accordance with Article 12 on the date the Member’s Long-Term Disability ceases.

(b)	For the purposes of paragraph (a), the Long-Term Disability of the Member shall be deemed to have ceased not later than his Normal Retirement Date.

13.03	Earnings Average and Applicable Provisions

(a)	If a Member’s period of Long-Term Disability ceases for any reason other than the Member’s return to active employment with the Company, for the purposes of determining the benefits payable under Article 9, 11 or 12:

(i)	the Member’s Best Average Earnings and YMPE Average shall be determined using the date on which his Long-Term Disability commenced as the Date of Determination; and

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 62

(ii)	if the termination of the Long-Term Disability is prior to August 1, 2002, the Plan provisions shall be those in effect immediately prior to the commencement of his disability, subject to Applicable Pension Laws and Revenue Rules.

(b)	If a Member’s period of Long-Term Disability ceases due to the Member’s return to active employment with the Company, for the purposes of calculating the Member’s YMPE Average:

(i)	if the Member is an Option 1 Member, any full calendar year during which he was absent due to a Long-Term Disability shall be excluded; and

(ii)	if the Member is an Option 2 Member, any full calendar month during which he was absent due to a Long-Term Disability shall be excluded.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 63

Article 14 – Transfer of Funds

14.01	Transfer from Registered Plan of Previous Employer

Where a Reciprocal Agreement exists between the Company and a previous employer, the Pension Committee shall accept deposits into the Fund to the credit of an Employee by way of transfer from the previous employer’s registered employee pension plan or deferred profit sharing plan. Amounts so transferred shall be accepted in accordance with the terms of the Reciprocal Agreement.

14.02	Transfer to Other Registered Plan

(a)	Where there exists a Reciprocal Agreement between the Company and the subsequent employer of a Member, transfer payments may be made into the fund of the subsequent employer’s registered pension plan. The amount of such transfer shall be determined in accordance with the Reciprocal Agreement.

(b)	Any cash settlement to which the Member or Spouse is entitled in accordance with Section 10.05, Article 11, Article 12 or Appendix B may be:

(i)	paid into another registered pension plan, if this other plan so permits;

(ii)	paid into a registered retirement savings plan of the Member;

(iii)	transferred to an insurance company licensed to carry out an annuity business in Canada for the purchase of an immediate life annuity or a deferred life annuity commencing not later than December 1st of the calendar year during which the Member or Spouse, as applicable, attains age seventy-one (71) (or such other date permitted under Applicable Pension Laws and Revenue Rules) in a form acceptable under Revenue Rules; or

(iv)	paid into such other registered vehicle as may be approved under Applicable Pension Laws and Revenue Rules.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 64

(c)	A Member who has not attained age fifty-five (55), who is no longer employed by the Company and is entitled to receive a deferred retirement income in accordance with Article 12, may direct that the lump sum Actuarial Equivalent of such retirement income be:

(i)	transferred to another registered pension plan, if this other plan so permits;

(ii)	transferred to an insurance company licensed to carry out an annuity business in Canada for the purpose of purchasing an immediate life annuity or a deferred life annuity commencing not later than December 1st of the calendar year during which the Member attains age seventy-one (71) (or such other date permitted under Applicable Pension Laws or Revenue Rules), in a form acceptable under Revenue Rules; or

(iii)	transferred to such other types of registered plans or vehicles which may be acceptable under Applicable Pension Laws and Revenue Rules;

subject to any approval by the Member’s Spouse that is required by Applicable Pension Laws. Such transfer shall only be permitted if the administrator of such plan agrees in writing to administer such transferred pension credit within the conditions of Applicable Pension Laws.

The Member may elect to make such a transfer:

(i)	upon termination of employment with the Company;

(ii)	at any other date as may be specified in Applicable Pension Laws; and

(iii)	at any other date as may be authorized by the Pension Committee.

(d)	As may be permitted under Applicable Pension Laws, the Pension Committee may require a Member or a Spouse, as applicable, who is entitled to an amount of retirement income to transfer the lump sum Actuarial Equivalent of the benefit to another registered vehicle.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 65

(e)	An amount transferred in accordance with paragraph (c), or a cash settlement payable to a Member under Section 10.05 or Article 12 and transferred in accordance with paragraph (b), to a registered retirement savings plan, registered retirement income fund or a money purchase provision of a registered pension plan, shall not exceed the greater of the Member’s Required Contributions with Interest and the product of (i) and (ii), where:

(i)	is the annual amount of retirement income determined in accordance with Article 8 using the Member’s date of termination of employment or Retirement Date, as applicable, as the Date of Determination; and

(ii)	is the appropriate factor from the following table:

Attained Age at Date of Calculation	Factor
Under 50	9.0
50	9.4
51	9.6
52	9.8
53	10.0
54	10.2
55	10.4
56	10.6
57	10.8
58	11.0
59	11.3
60	11.5
61	11.7
62	12.0
63	12.2
64	12.4
65	12.4
66	12.0
67	11.7
68	11.3
69	11.0
70	10.6
71	10.3

For non-integral ages lower than 64, the appropriate factor shall be determined on an interpolated basis.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 66

If the Member retires on a Postponed Retirement Date, the amount under subparagraph (i) above shall include any actuarial increase to which the Member may be entitled under Section 9.04.

(f)	If the amount to be transferred exceeds the maximum transferable amount determined above, such excess shall be paid to the Member in cash.

(g)	The transfers under this Section shall be subject to any limitations prescribed by Applicable Pension Laws in respect of the transfer of monies from the Fund.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 67

Article 15 – Members’ Voluntary Contributions

15.01	Prohibition of Voluntary Contributions

A Member may not make Voluntary Contributions to the Plan.

15.02	Separate Accounting

The Voluntary Contributions made to the Prior Plan and transferred into the Plan shall be separately accounted for under the Funding Agreement. Allocation of Interest shall be as specified in Article 6.

15.03	Benefits Payable

The Voluntary Contributions made to the Prior Plan and transferred into the Plan, shall accumulate with Interest and shall be applied toward the provision of benefits upon the earlier of:

(a)	the Member electing to receive full payment while still accruing Continuous Service; and

(b)	the Member ceasing to accrue Continuous Service.

The Member or, after death in the absence of an election, the Member’s Beneficiary, shall receive the accumulated Voluntary Contributions plus Interest as a lump sum cash payment. Alternatively the Member, or a Beneficiary who is a Spouse, may elect a transfer in accordance with paragraph 14.02(b).

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 68

Article 16 – Contributions and Funding

16.01	Company Contributions

Based upon the amounts estimated by the Actuary and subject to Section 16.02, the Company shall contribute to the Fund such amounts as are required in accordance with, and within the time limits specified in, Applicable Pension Laws. Subject to Applicable Pension Laws, the liability of the Company at any time is limited to such contributions as should have theretofore been made by it in accordance with Applicable Pension Laws. Notwithstanding the foregoing, contributions made to the Plan by the Company shall only be made if they are eligible contributions in accordance with Revenue Rules.

16.02	Surplus

At the discretion of the Company and subject to the provisions of Applicable Pension Laws, any surplus determined by the Actuary, or a portion thereof, may be used to determine or to reduce the contributions of the Company under the Plan, or may, to the extent allowed and subject to any conditions or approval procedures under Applicable Pension Laws and Revenue Rules, be returned to the Company.

16.03	Interest on Contributions Receivable

Any Interest which must be added, as required by Applicable Pension Laws, to any contribution which has not been paid into the Fund and which is due in accordance with Applicable Pension Laws shall be credited at a rate determined by the Actuary in accordance with Applicable Pension Laws.

16.04	Fund

(a)	The retirement income and other benefits provided under the Plan shall be financed by a Fund established for the purposes of the Plan, under which all contributions and investment income are held to pay such retirement income and other benefits, and the fees, costs and expenses to be paid from the Fund, as specified in paragraph (e).

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 69

(b)	The Pension Committee shall be responsible for the selection of a Funding Agency. The Fund (or a portion thereof) shall be maintained and administered by a Funding Agency in accordance with the terms of the Funding Agreement entered into between the Pension Committee, the Company and such Funding Agency. The Pension Committee, the Company and the Funding Agency may agree to amend the form and the terms of the Funding Agreement at any time and from time to time. The Pension Committee may further appoint an organization licensed to provide investment management services, to manage the investment of any portion of the Fund. The Pension Committee may replace any Funding Agency or investment manager at any time, in accordance with the terms of any applicable agreement or contract.

(c)	Subject to Applicable Pension Laws, the retirement income and other benefits provided under the Plan shall only be paid to the extent they are provided for by the assets held in the Fund, and no liability or obligation to make any contributions thereto or otherwise shall be imposed upon a Funding Agency or the Company other than in accordance with Section 16.01.

(d)	The investment of the Fund shall be made in accordance with Applicable Pension Laws and Revenue Rules.

(e)	Fees of a Funding Agency, fees of an investment manager, investment brokerage, transfer taxes and similar costs arising as a result of the making of investments, sale of assets or realization of investment yield, and the expenses reasonably incurred or compensation properly paid in the course of the administration of the Plan, including reasonable expenses incurred by the members of the Pension Committee in the exercise of their duties, shall be paid by the Company in cash or from the Fund, as determined by the Company.

16.05	Claims on the Fund

(a)	Contributions made by the Company shall not constitute an enlargement of the amount of any benefit defined in the Plan, and shall not at any time create for any person other than the Company, the right, title or interest in the assets of the Company or the Fund, except as provided under Applicable Pension Laws.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 70

(b)	No Member or any person claiming through him, by virtue of any provision of the Plan, shall have any right to, or any interest in, any part of the Fund, or to any benefit or other payment from the Fund, except to the extent provided from time to time under the Plan, the Funding Agreement or Applicable Pension Laws.

16.06	Borrowing

Neither the Company, the Pension Committee, nor the Funding Agency shall borrow money for the purposes of the Plan, except as allowed under Applicable Pension Laws and Revenue Rules.

16.07	Sole Recourse to the Fund

A Member or person claiming through the Member shall have recourse solely to the Fund for any benefit or other payment from the Plan. Under no circumstances shall any liability attach to the Company, the Pension Committee or director, officer or employee of the Company, for any benefit or other payment hereunder.

16.08	Excess Contributions

If the Company or a Member makes a contribution to the Plan which would cause the revocation of the Plan’s registration under Revenue Rules, subject to conditions or approval procedures under Applicable Pension Laws, such contributions shall be returned to the Company or the Member, as applicable.

16.09	Discharge of Liability

Upon distribution of a Member’s entitlement under the Plan, including the purchase of a life annuity from an insurance company licensed to transact business in Canada, there shall be no further liability under the Plan in respect of such Member. An acceptance of the benefit or the purchase of a life annuity shall constitute a full acquittal and discharge of the Company, the Pension Committee, the Fund and the Funding Agency by the recipient.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 71

Article 17 – Protection of Benefits

17.01	Non-Assignability of Benefits

Except as permitted under Section 17.02 and the portability and commutation provisions of any other Article of the Plan, no benefit, right or interest provided under the Plan shall be:

(a)	capable of anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, seizure, attachment or other legal or equitable process; or

(b)	capable of being given as security or surrendered;

and, for the purposes of this Section:

(c)	assignment does not include assignment by the legal representative of a deceased individual on the distribution of the individual’s estate; and

(d)	surrender does not include a reduction in benefits to avoid the revocation of the registration of the Plan under Revenue Rules.

17.02	Support and Division of Property on Marriage Breakdown

(a)	Subject to Applicable Pension Laws, a benefit payable under the Plan may be:

(i)	subject to execution, seizure or attachment in satisfaction of an order for support or maintenance or a garnishing order, pursuant to a decree, order or judgment of a competent tribunal; or

(ii)	assigned, pledged, charged, encumbered or alienated to satisfy a division of matrimonial property, pursuant to a written agreement, decree, order or judgment of a competent tribunal.

(b)	The determination of the benefit payable to a person under paragraph (a) shall be subject to Applicable Pension Laws and Revenue Rules.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 72

(c)	The Member’s benefit entitlements shall be reduced to account for the value of any settlement made under paragraph (a). Such reduction shall be determined in accordance with Applicable Pension Laws and Revenue Rules.

17.03	Facility of Payment

If the Pension Committee shall receive evidence which in its absolute discretion is satisfactory to it that a person entitled to receive any payment under the Plan is a minor or is physically or mentally incompetent , the Pension Committee may direct the payment to any representative, trustee, guardian, attorney or other person or persons entitled at law to receive the payment on the person’s behalf. Such payment shall be a complete discharge of the payment obligation under Plan.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 73

Article 18 – Amendment or Discontinuance

18.01	Amendment

The Company expects to continue the Plan indefinitely, but nevertheless reserves the right to:

(a)	amend the Plan;

(b)	terminate the Plan;

(c)	merge or consolidate the Plan with any other registered pension plan adopted by the Board; or

(d)	transfer, merge or consolidate the assets or liabilities of the Plan with the assets and liabilities of any other registered pension plan without maintaining a separate fund and account in respect thereof;

provided that no such action shall adversely affect any right with respect to benefits which have accrued immediately prior to the time such action is taken, except as provided in Sections 18.02 or 18.04. The accrued benefits shall be determined using as the applicable Date of Determination, the earliest of the date the Member ceases to accrue Continuous Service and the date of the amendment, termination, merger or consolidation of the Plan.

Any amendment of the Plan shall be made by:

(e)	the adoption of a resolution by the Board; or

(f)	the execution of a certificate of amendment by an officer of the Company authorized by a resolution of the Board to amend the Plan.

A copy of each amendment shall be provided forthwith to the Company and the Pension Committee.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 74

18.02	Amendment Required to Maintain Registration

Notwithstanding any other provisions of the Plan, the Company may amend the Plan as is necessary to maintain the registration of the Plan under Applicable Pension Laws and Revenue Rules. Section 18.01 shall not restrict the Company’s ability to make an amendment to the Plan, including, but without limiting the generality of the foregoing, an amendment providing for benefits to be reduced, when the purpose of the amendment is to maintain registration of the Plan. Any such benefit reduction shall be subject to conditions or approval procedures under Applicable Pension Laws.

18.03	Effective Date of Amendment

An amendment to the Plan which creates additional benefits in respect of a period of employment after 1989 and which must be certified by the Minister of National Revenue in accordance with Revenue Rules shall not be effective in respect of a Member until such certification has been received for that Member, and prior to certification, such additional benefits shall not be paid as a result of the amendment. The Company shall not make any contributions to the Plan in respect of such amendment until an application for such certification has been filed.

18.04	Discontinuance

In the event the Plan shall be discontinued at any time either in whole, or in part with respect to a specified group of Members only, the assets of the Fund (or the interest therein of Members affected by a partial discontinuance) shall be allocated to provide, to the extent of said assets and subject to Applicable Pension Laws, the retirement income and other benefits then accrued under the Plan. The accrued benefits shall be computed using the date the Member ceases to accrue Continuous Service as the applicable Date of Determination. Such allocation shall be made in accordance with an allocation schedule then established in accordance with Applicable Pension Laws and filed with and approved by the appropriate authorities.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 75

18.05	Settlement on Discontinuance of Plan

The provisions for the accrued retirement income and other benefits described in Section 18.04 may be in the form of cash, the purchase of annuity contracts, the transfer of monies to other registered pension plans or to approved registered vehicles, or the continuation of the Fund, or a combination thereof, at the discretion of the Pension Committee and as permitted under Applicable Pension Laws and Revenue Rules, and as consented to by the Company.

18.06	Surplus on Discontinuance

(a)	Upon discontinuance of the Plan, in whole, any assets of the Fund remaining after full provision has been made for the accrued retirement income and other benefits as describe din Section 18.04 shall be returned to the Company.

(b)	Upon discontinuance of the Plan in part, assets of the Plan shall be used to discharge all liabilities under the Plan or under Applicable Pension Laws to the Members affected by the partial discontinuance, the terms of such payment being subject to Applicable Pension Laws. If required by Applicable Pension Laws, the total assets in the Plan shall be allocated between the portion of the Plan, with the advice of the Actuary that is discontinued and the remaining portion of the Plan, with the advice of the Actuary. At the option of the Company, the excess of the assets allocated to the discontinued portion of the Plan over the liabilities of the discontinued portion of the Plan in respect of the Members affected by the partial discontinuance, may be paid to the Company or used as the Company may direct, subject to Applicable Pension Laws.

(c)	The expenses related to the discontinuance of the Plan in whole or in part may be paid from the Plan, at the sole discretion of the Company, and subject to Applicable Pension Laws. In the case of a full discontinuance, such expenses may include expenses related to the distribution of assets remaining in the Plan after payment of the liabilities related to the discontinuance. In the case of a partial discontinuance, such expenses may include expenses related to the allocation of assets to the discontinued portion of the Plan and the distribution of the assets so allocated and remaining after the payment of liabilities related to the partial discontinuance.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 76

Article 19 – Disclosure

19.01	Plan Explanation

Within the period prescribed by Applicable Pension Laws, the Pension Committee shall provide to each Employee who becomes eligible for membership in the Plan, a written description of the Plan. Such description shall explain the terms and conditions of the Plan and amendments thereto applicable to the Employee and the rights and obligations of the Employee in respect of the Plan.

Except as otherwise permitted or required under Applicable Pension Laws, the Pension Committee shall provide a written explanation of an amendment to each Member who accrues Continuous Service and who is affected by the amendment and to each other person as may be required by Applicable Pension Laws, within the time period prescribed by Applicable Pension Laws.

19.02	Inspection

The Pension Committee shall permit a Member or such person as is required to be permitted under Applicable Pension Laws, to inspect, or make extracts from, the Plan text and any other related documents required to be made available under Applicable Pension Laws, at such time and places as may be required by Applicable Pension Laws.

19.03	Benefits Statement

(a)	Within the period prescribed by Applicable Pension Laws, the Pension Committee shall provide:

(i)	to each Member who accrues Continuous Service, a written statement describing the benefits the Member has earned to date and containing such other information as required under Applicable Pension Laws; and

(ii)	to each other person as may be required by Applicable Pension Laws, a written statement containing the information required under Applicable Pension Laws.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 77

(b)	Upon cessation of employment of a Member or upon termination of the Member’s active membership in the Plan, the Pension Committee shall provide to the Member (or the person entitled to a benefit in the event of the Member’s death) within the period prescribed by Applicable Pension Laws, a written statement containing the information prescribed under Applicable Pension Laws in respect of the benefits and options to which the Member or other person is entitled.

19.04	Other Information

The Pension Committee shall provide such other information regarding the Plan, statistical or otherwise, as is required under Applicable Pension Laws and Revenue Rules.

19.05	Limitation

Such explanation, statement or other information provided shall have no effect on the rights or obligations of any person under the Plan, and shall not be referred to in interpreting or giving effect to the provisions of the Plan. Neither the Company, the Pension Committee, nor any employee, officer or director of the Company who is involved in the administration of the Plan shall be liable for any loss or damage claimed by any person to have been caused by any error or omission in such explanation, statement or other information.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 78

Article 20 – Administration

20.01	The Administrator

(a)	The Pension Committee, whose composition, duties, powers and responsibilities are set out in the following Sections of this Article, is the administrator of the Plan for all purposes, including, without limitation, for purposes of Applicable Pension Laws.

(b)	The Plan and the Fund shall be administered by the Pension Committee in accordance with the Plan, the written statement of investment policies and goals for the Plan, the articles and bylaws of the Company, the regulations of the Pension Committee, Applicable Pension Laws and Revenue Rules.

20.02	Pension Committee Composition

Subject to paragraph 20.14(d), the Pension Committee shall be composed of:

(a)	a number, determined by the Company, which shall not be less than seven (7) or more than twelve (12), of representatives of the Company;

(b)	a number, determined by the Company, which shall not be less than two (2) or more than five (5), of representatives of the Members; and

(c)	one (1) person, hereinafter named the third party, who, in the absence of being a Pension Committee member, is neither a party to the Plan nor a third person to whom a prohibition as to the granting of loans by the Plan applies under Applicable Pension Laws.

20.03	Representatives of the Company

(a)	Each representative of the Company shall be designated by the Board or by those officers of the Company so authorized by the Board.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 79

(b)	The term of office of each representative of the Company shall be three (3) years. Such term shall be renewed automatically at its expiry unless the Board or the Company officers so authorized otherwise notify in writing both the Pension Committee and the affected individual.

(c)	The Board or the Company officers so authorized may, at any time and at their discretion, terminate the term of office of any representative of the Company following written notification both to the Pension Committee and the affected individual. The term of office of a representative of the Company who was an employee of the Company on the date he was designated as a representative of the Company shall also be terminated automatically on his date of termination of employment with the Company.

(d)	Each representative of the Company may at any time and at his discretion terminate his term of office upon written notification both to the Pension Committee and the Board.

(e)	If a representative’s term of office is terminated, the representative may be replaced on the Pension Committee, within the ninety (90) day period following the date of such vacancy, by another representative of the Company who shall be designated in accordance with paragraph (a), subject to the requirements of Section 20.02.

(f)	If a representative of the Company is temporarily absent for any reason, such representative may designate another representative of the Company on the Pension Committee to make any decision or take any action in connection with the representative’s duties on the Pension Committee during such absence. Such other representative of the Company shall cast votes for the absent representative. The representative of the Company shall be deemed to have approved any decision made in his absence unless dissent is made known to the other members of the Pension Committee, in writing, within a reasonable time after the representative becomes aware of the decision.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 80

(g)	The representatives of the Company shall receive no remuneration from the Fund but may, to the extent they are not reimbursed by the Company, receive from the Fund, reimbursement of reasonable expenses incurred in connection with their duties as members of the Pension Committee.

20.04	Representatives of the Members

(a)	Subject to paragraphs 20.14(c) and 20.14(d), each representative of the Members shall be a Member and shall be elected or designated in accordance with the terms and conditions set by the Company from time to time.

(b)	The term of office of each representative of the Members shall be three (3) years. Such term is renewed if the representative is re-elected or redesignated under paragraph (a), 20.14(c) or 20.14(d). The representative of the Members whose term of office has expired shall remain in office until reappointed or replaced.

(c)	The term of office of each representative of the Members shall be terminated automatically:

(i)	on the date of ceasing to be an Employee, if the representative is an Employee on the date of election or designation under paragraph (a), 20.14(c) or 20.14(d);

(ii)	on the date of ceasing to be a Member if the representative is a Member, but not an Employee on the date of election or designation under paragraph (a), 20.14(c) or 20.14(d).

(d)	Each representative of the Members may at any time and at his discretion terminate his term of office upon written notification to the Pension Committee.

(e)	Should the term of office of a representative of the Members be terminated or should he become unable to act, the Pension Committee shall designate a Member to replace such representative until the next meeting held under Section 20.14 or, if earlier, the election or designation of a new representative in accordance with paragraph (a).

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 81

(f)	The representatives of the Members shall receive no remuneration from the Fund but may, to the extent they are not reimbursed by the Company, receive from the Fund, reimbursement of reasonable expenses incurred in connection with their duties as members of the Pension Committee.

20.05	Third Party

(a)	The third party shall be designated by the Board or by those officers of the Company so authorized by the Board.

(b)	The term of office of the third party shall be three (3) years. Such term shall be renewed automatically at its expiry, unless the Board or the Company officers so authorized otherwise notify, in writing, both the Pension Committee and the third party.

(c)	The Board or the Company officers so authorized may at any time and at their discretion terminate the term of office of the third party following written notification both to the Pension Committee and the third party.

(d)	The third party may, at any time and at his discretion, terminate his term of office upon written notification both to the Pension Committee and the Board.

(e)	If the term of office of the third party is terminated, the third party shall be replaced on the Pension Committee, within the ninety (90) day period following the date of such vacancy by another person who satisfies the requirements of paragraph 20.02(c). Such person shall be designated in accordance with paragraph (a).

(f)	If the third party is temporarily absent for any reason, the third party shall be deemed to have approved any decision made in his absence unless dissent is made known to the other members of the Pension Committee, in writing, within a reasonable time after becoming aware of the decision.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 82

(g)	The third party fees or remuneration, if any, shall be paid by the Company or from the Fund as determined by the Company. The third party may also, to the extent they are not reimbursed by the Company, receive from the Fund, reimbursement of reasonable expenses incurred in connection with duties as a member of the Pension Committee.

20.06	Responsibilities and Powers

(a)	The Pension Committee shall have such rights, obligations, powers, duties and responsibilities as provided under the Plan in its capacities as administrator and under Applicable Pension Laws.

(b)	The Pension Committee shall establish in writing the rules it deems necessary or appropriate in order to accomplish its functions.

(c)	The Pension Committee shall direct that appropriate records be maintained and may from time to time establish rules for the administration of the Plan. The Pension Committee shall ensure that confidentiality of such records is preserved. The Pension Committee shall decide any matters arising hereunder in the administration and operation of the Plan. All decisions shall be applied as nearly as may be possible in a uniform manner to all Members similarly situated.

20.07	Power to Delegate

The Pension Committee may delegate all or part of its powers to the Company, a company, a person or any group of persons, or may be represented by an agent for specific acts. To such extent as is permitted by the instrument of delegation, the person to whom or the body to which the Pension Committee has delegated powers may sub-delegate all or part of such powers. The person or body exercising delegated powers shall assume the same obligations and incur the same liability as those the Pension Committee or one of its members would have had to assume or have incurred if the powers had been exercised by the Pension Committee or a Pension Committee member. In making a delegation or sub-delegation under this Section, the Pension Committee, person or body making the delegation must satisfy itself as to the capability and the appropriateness of the delegate to assume and to continue to assume his delegated functions. The Pension Committee may also retain advisors in its capacities as administrator.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 83

20.08	Standard of Care

(a)	Every individual appointed to the Pension Committee shall exercise the prudence, diligence and skill in the exercise of the responsibilities conferred by such appointment that a reasonable person would exercise in similar circumstances. Such individual must also act with honesty and loyalty in the best interest of the Members and their beneficiaries.

(b)	The members of the Pension Committee shall use in the administration of the Plan, all relevant knowledge or skill that they possess or, by reason of their profession or business, ought to possess.

(c)	No member of the Pension Committee may exercise their powers in their own interests or in the interest of a third person nor may they place themselves in a situation of conflict between their personal interests and the duties of their office. If the members of the Pension Committee are themselves Members or beneficiaries of the Plan, they shall exercise their powers in the common interest, considering their own interest to be the same as that of the other Members or beneficiaries of the Plan.

20.09	Entitlement to Rely on Statements

A member of the Pension Committee may rely in good faith on the statements or reports of the Funding Agency, the Actuary, an accountant, an appraiser, a lawyer or other professional advisor retained by the Company or the Pension Committee.

20.10	Amendment Power

The Pension Committee is not authorized to make any amendments to the Plan.

20.11	Indemnification

The Company shall indemnify and save harmless the members of the Pension Committee and any other employees who are involved in the administration of the Plan from the effects and consequences of their acts, omissions and conduct in their formal capacity, to the extent permitted by law, except for their own wilful and intentional malfeasance or misconduct. No part of the Fund shall be used for indemnification payments.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 84

20.12	Company Records

Whenever the records of the Company are used for the purposes of the Plan, such records shall be conclusive of the facts with which they are concerned.

20.13	Required Information

An eligible Employee, a Member, a Beneficiary or a Spouse shall sign such application forms prescribed by the Pension Committee and furnish proof of age and furnish such other data and sign such documents as the Pension Committee deems necessary or desirable for the proper administration of the Plan or to evidence initial or continued eligibility for a benefit hereunder.

20.14	Meeting of the Members

(a)	For the purposes of this Section:

(i)	“Active Member” means a Member:

(A)	who is accruing Continuous Service; and

(B)	who is an Employee or was an Employee on the date of termination of employment with the Company;

(ii)	“Inactive Member” means a Member who is not an Active Member, or a person who is not a Member and who is receiving a pension under the Plan.

(b)	Within the period prescribed by Applicable Pension Laws, the Pension Committee shall call the Company, each Active Member and each Inactive Member to an annual meeting. At this meeting, the Pension Committee shall provide to the Active Members and Inactive Members such information and enable them to make such decisions as required under Applicable Pension Laws.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 85

(c)	In accordance with Applicable Pension Laws, the Active Members may decide by a majority of the votes at a meeting of the Members held under paragraph (b) to designate a representative on the Pension Committee; the Inactive Members have the same right. In this case, the Company may decide that such designated representative shall replace a representative of the Members who was on the Pension Committee prior to the voting process taken during the meeting held in accordance with paragraph (b), such replaced representative being determined by the Company.

(d)	In accordance with Applicable Pension Laws, the Active Members may decide by a majority of the votes at a meeting of the Members held under paragraph (b) to designate an additional representative on the Pension Committee; the Inactive Members have the same right. In this case, such designated representative shall have the same rights and obligations as the other representatives of the Members, with the following exceptions:

(i)	such representative has no right to vote on the Pension Committee; and

(ii)	paragraph 20.04(e) does not apply to such representative.

20.15	Actuarial Valuations and Financial Reports

Within the period and at least at the intervals prescribed by Applicable Pension Laws, the Pension Committee shall cause to be prepared:

(a)	by the Actuary, a report on an actuarial valuation of the Plan; and

(b)	a financial report containing a statement of the Plan’s assets and a statement of revenues and expenditures; such statement shall be audited by an accountant.

20.16	Annuity Purchase

Effective November 15, 2007, any new or continuing benefit payable from the Plan to a Member or other person entitled to a benefit under the Plan, notwithstanding any provisions herein to the contrary, may be satisfied through the purchase of an annuity or annuities from a life insurance company or companies licensed to transact business in Canada in respect of any Member.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 86

Subject to Applicable Pension Laws, the purchase of such annuity from such life insurance company or companies shall constitute a full and final settlement of the rights of the Member or other person entitled to a benefit under the Plan in respect to whom the annuity was purchased and shall fully and forever discharge the Plan, Fund, Pension Committee, Company and its employees, directors, officers and other representatives from any further obligations to the Member or other person so entitled.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 87

Article 21 – Related Employer Benefit Limitations

21.01	Related Employer

For the purposes of this Article, “Related Employer” means the Company, an employer that is a company that is related within the meaning of the Income Tax Act (Canada) to the Company, or a partnership or joint venture in which the Company is a partner or joint venturer and in respect of which the Company does not act at arm’s length.

21.02	Lifetime Benefit

The amount of lifetime retirement income benefit payable under the Plan to a Member, a Member’s Beneficiary or a Member’s Spouse, as applicable, together with any lifetime retirement income benefit payable in respect of the Member under the defined benefit provisions of all registered pension plans in which Related Employers participate, shall not exceed, in the aggregate, the lifetime retirement income limits set out under Revenue Rules.

21.03	Bridge Benefit

The amount of temporary retirement income benefit payable under the Plan to a Member, a Member’s Beneficiary or a Member’s Spouse, as applicable, together with any temporary retirement income benefit payable in respect of the Member under the defined benefit provisions of all registered pension plans in which Related Employers participate, shall not exceed, in the aggregate, the temporary retirement income limits set out under Revenue Rules.

21.04	Combined Lifetime Benefit and Bridge Benefit

The amount of the combined lifetime retirement income benefit and temporary retirement income benefit payable under the Plan to a Member, a Member’s Beneficiary or a Member’s Spouse, as applicable, together with any combined lifetime retirement income benefit and temporary retirement income benefit payable in respect of the Member under the defined benefit provisions of all registered pension plans in which Related Employers participate, shall not exceed, in the aggregate, the combined lifetime retirement income and temporary retirement income limits set out under Revenue Rules.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 88

Article 22 – Ad Hoc Increases

22.01	Ad Hoc Increases

In its sole discretion, the Company may from time to time provide ad hoc increases to the amounts of retirement income being paid to Members.

22.02	Maximum Payment Amount

Notwithstanding Section 22.01, in no event shall:

(a)	the amount of retirement income payable to a Member under Article 9 or 12, except any temporary retirement income payable under Section 9.03, exceed the amount of retirement income in the year of commencement, adjusted from that time to reflect increases in the Consumer Price Index as published by Statistics Canada, subject to paragraph (c) below;

(b)	the amount of retirement income payable to a Member under Section 9.03 exceed the amount of temporary retirement income in the year of commencement, adjusted from that time to reflect increases in the Consumer Price Index as published by Statistics Canada; and

(c)	the amount of lifetime retirement income payable under Article 9 to a Member whose retirement income at Pension Commencement Date is restricted by the Maximum Formula in Section 8.04, exceed the lifetime retirement income in the year of commencement, adjusted from the January 1 following the Pension Commencement Date to reflect increases in the Consumer Price Index as published by Statistics Canada.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 89

Article 23 – Acquisitions and Divestitures

23.01	Purchase of Grocery Business in 2006

(a)	Introduction

Effective January 13, 2006, pursuant to the Cangro Agreement, 6494536 Canada Inc. has agreed to purchase the grocery business of the Company, excluding the beverage division. Those Members who were accruing benefits under the Plan as at January 13, 2006, or such later date as provided in the Cangro Agreement, and who became employed by 6494536 Canada Inc. ceased accruing benefits, making Required Contributions and making OPP Member Contributions under the Plan. Benefits in respect of Members reporting for work at an establishment in Ontario or Newfoundland shall become payable upon the earlier of such Member’s termination of employment with 6494536 Canada Inc. and its successors, retirement from employment with with 6494536 Canada Inc. and its successors or the Member’s death. Benefits in respect of Quebec Members are payable upon their termination of employment with the Company in accordance with the regular terms of the Plan, except as specifically modified. The benefit payable in accordance with the terms of the Plan shall be based on Best Average Earnings, YMPE Average and Credited Service, all as of January 13, 2006, or such later date as provided in the Cangro Agreement. The period of membership in 6494536 Canada Inc.’s registered pension plan shall be included under the Plan for purposes of determining entitlement to benefits under the Plan.

(b)	Definitions

For the purpose of this Section 23.01, the following additional definitions shall apply:

(i)	“Cangro Agreement” shall mean the asset purchase agreement between the Company and 152999 Canada Inc., and 6494536 Canada Inc., dated as of December 23, 2005, in which 6494536 Canada Inc. agreed to purchase the grocery business of the Company and 152999 Canada Inc., excluding the beverage division.

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 90

(ii)	“Cangro Member” shall mean a Member who was accruing benefits under the Plan and became employed by 6494536 Canada Inc. pursuant to the Cangro Agreement.

(c)	Determination of Best Average Earnings and YMPE Average

Notwithstanding the other provisions of the Plan, in the case of a Cangro Member, Best Average Earnings and YMPE Average will be determined as of January 13, 2006, or such later date as provided in the Cangro Agreement.

(d)	Continuous Service

Continuous Service for Cangro Members shall be determined as the Continuous Service calculated under Section 4.01 plus periods of unbroken service with 6494536 Canada Inc. and its successors. Notwithstanding the foregoing, Cangro Members who are also Quebec Members may elect to have their Continuous Service broken as of the date that they terminate employment with the Company without retiring or terminating from 6494536 Canada Inc. or its successors and receive benefits in accordance with Article 9 or Article 12, as applicable.

(e)	Exclusions from Credited Service

In addition to Section 4.03, there shall be excluded from Credited Service any period of Continuous Service on or after the date a Cangro Member becomes employed by 6494536 Canada Inc.

(f)	Member Contributions

No Required contributions or OPP Contributions shall be made by a Cangro Member who is not an Employee on or after January 13, 2006, or such later date as provided in the Cangro Agreement.

Appendix A – Provincial Provisions – Alberta

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 91

Appendix A – Provincial Provisions – Alberta Schedule

Notwithstanding any other provision of the Plan, the provisions of this Appendix shall apply to a Member who is an Alberta Employee.

“Alberta Employee” means an Employee who reports for work at an establishment of the Company in the Province of Alberta. Where the Employee is not required to report to work at an establishment of the Company or is required to report to more than one establishment of the Company in different provinces, “Alberta Employee” means an Employee who is paid from an establishment of the Company situated in the Province of Alberta.

Article 2 – Construction, Interpretation and Definitions

2.38	“Regular Employment” means either:

(a)	full-time employment with the Company; or

(b)	other than full-time employment with the Company starting from the beginning of the period of two (2) consecutive calendar years during which the Member earned at least thirty-five percent (35%) of the YMPE with the Company in each such calendar year.

2.42	“Spouse” means, in relation to a Member, the person who, at the earlier of the commencement of a Member’s pension and the date of the Member’s death, meets one (1) of the following eligibility requirements:

(a)	the person who is married to the Member and has not been living separate and apart from the Member for three or more consecutive years; or

(b)	if there is no person to whom subparagraph (a) above applies, the person who, immediately preceding the relevant time, lived with the Member in a conjugal relationship:

(i)	for a continuous period of at least three years; or

Appendix A – Provincial Provisions – Alberta

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 92

(ii)	of some permanence, if there is a child of the relationship by birth or adoption;

provided that not more than one (1) person shall be s Spouse hereunder and in the event of more than one (1) person having claims to be such, the determination of the Pension Committee as to which person shall be the Spouse, on the basis of evidence available to it which it considers sufficient for the purposes of such determination, shall be final.

Article 5 – Required Contributions

5.03	Contributions After Normal Retirement Date

A Member shall cease making Required Contributions upon the earliest of the dates specified in Section 5.01.

Article 6 – Interest Credits

6.01	Required Contributions

(a)	Interest on Required Contributions is calculated at the end of each Plan Year.

(b)	Subject to paragraph (d), the Accumulated Contributions at the end of the previous Plan Year are credited with Interest for the full Plan Year.

(c)	Interest shall be credited on Required Contributions made during the Plan Year based upon one-half ( 1⁄2) of the period for which the Member made Required Contributions.

(d)	Interest shall be compounded annually at the end of each Plan Year, with proportionate Interest up to the first (1st) day of the month in which the payment falls due or up to the Member’s Retirement Date, whichever shall first occur.

(e)

The rate of Interest credited to Required Contributions shall be the average rate credited on five (5) year personal fixed term chartered bank deposits (CANSIM Series VI22515, or such other series as may be in effect), for the Plan Year, or

Appendix A – Provincial Provisions – Alberta

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 93

such higher rate as may be required under Applicable Pension Laws. However, the rate of Interest credited during the calendar year of the Date of Determination shall be the average rate credited on five (5) year personal fixed term chartered bank deposits (CANSIM Series VI22515, or such other series as may be in effect) for the Plan Year immediately preceding the calendar year of the Date of Determination.

Article 9 – Amount of Retirement Income

9.04	Postponed Retirement

A Member retiring on a Postponed Retirement Date shall receive an amount of retirement income payable from his Postponed Retirement Date and determined in accordance with Article 8, using his Postponed Retirement Date as the Date of Determination.

9.05	Additional Retirement Benefits

(a)	Pre-reform Service

A Member who is eligible to receive benefits determined based on Article 9, shall receive additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made prior to January 1, 1987, together with Interest, exceed the Actuarial Equivalent value of any retirement income earned in respect of Credited Service prior to January 1, 1987, excluding the portion relating to Plan amendments made on or after January 1, 1987.

(b)	Post-reform Service

A Member who is eligible to receive benefits determined based on Article 9, shall receive a lump sum payment equal to the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the Actuarial Equivalent value of any retirement income earned in respect of Credited Service, or Plan amendments made, on or after January 1, 1987.

Appendix A – Provincial Provisions – Alberta

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 94

9.06	Phased Retirement

A Member shall not be permitted to receive phased retirement benefits.

Article 10 – Payment of Retirement Benefits

10.02	Statutory Spousal Pension

(a)	Subject to Section 10.03, if a Member has a Spouse on the date on which payment of the first (1st) instalment of the retirement income is due, the annual lifetime retirement income, except any temporary retirement income payable under Section 9.03, shall be payable in equal monthly instalments for the life of the Member with the last payment due to the Member on the first (1st) day of the month in which the death of the Member occurs and sixty percent (60%) continuing to be paid to the Member’s Spouse, commencing on the first (1st) day of the month following the month in which the death of the Member occurs and ending on the first (1st) day of the month in which the death of the Member’s Spouse occurs.

(b)	For an Option 1 Member, the value of the benefit payable under the form described in paragraph (a) shall be the Actuarial Equivalent of the benefit payable under the normal form described in Section 10.01.

(c)	For an Option 2 Member, no actuarial adjustment is applied.

(d)	A Spouse who has waived the right to a contingent retirement income under paragraph (a) may revoke such a waiver, provided the Pension Committee is notified thereof in writing prior to the Member’s Pension Commencement Date.

(e)	A Spouse who has waived the right to a contingent pension shall receive any other post-retirement survivor benefits under the Plan, unless the Spouse has further waived his or her right to such post-retirement benefits prior to the commencement of such benefits, in prescribed form and in accordance with Applicable Pension Laws.

Appendix A – Provincial Provisions – Alberta

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 95

10.05	Commutation of Pension

(a)	Any benefit required to be paid under the Plan may be commuted and paid in a lump sum at the discretion of the Member or the Member’s Spouse, if the Member has died, if:

(i)	the annual retirement income that would be payable to the Member at or after Normal Retirement Date does not exceed four percent (4%) of the YMPE as at the date the Member or the Member’s Spouse, as applicable, makes the application in the prescribed form; or

(ii)	the lump sum Actuarial Equivalent of such retirement income does not exceed twenty percent (20%) of the YMPE as at the date the Member or the Member’s Spouse, as applicable, makes the application in the prescribed form.

The amount of any such form of benefit settlement shall be the Actuarial Equivalent of the benefit remaining to be paid.

(b)	Retirement income required to be paid under the Plan to a Member who has ceased to accrue Continuous Service and who has been a non-resident of Canada for purposes of Revenue Rules, may be commuted and paid in a lump sum at the request of the person entitled to the benefit, provided that the prescribed forms are completed and filed as required by Applicable Pension Laws. If the Member has a Spouse, an election to commute and receive a lump sum payment may only be made if the Spouse completes a waiver in the form and manner prescribed by Applicable Pension Laws.

The amount of any such form of benefit settlement shall be the Actuarial Equivalent of the benefit remaining to be paid.

Appendix A – Provincial Provisions – Alberta

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 96

(c)	In the event of the termination or retirement of a Member who has attained age 50 or more but who has not reached age 55, and if such Member is eligible and elects a transfer option in accordance with Section 14.02, such Member may elect to unlock and receive in a lump sum payment, or as a transfer to a retirement savings plan or a retirement income fund registered under the Income Tax Act, up to 50% of the Actuarial Equivalent value of the benefit required to be paid under the Plan provided that the appropriate forms are completed and filed as may be required by the Pension Committee. If the Member has a Spouse, an election to unlock up to 50% of the value of the benefit may only be made if the Spouse completes a waiver in the form and manner prescribed by Applicable Pension Laws.

(d)	A Spouse who has attained age 50 but not age 55 or more who is entitled to payment of a benefit as the result of the death of a Member, and who transfers the value required to be paid under the Plan to a locked-in retirement savings arrangements as prescribed under the Applicable Pension Laws, may also elect to unlock and receive a in a lump sum payment, or as a transfer to a retirement savings plan or a retirement income fund registered under the Income Tax Act, up to 50% of the Actuarial Equivalent value of the benefit payable to the Spouse, provided that the appropriate forms are completed and filed as may be required by the Company.

(e)	The Pension Committee may, at its sole discretion, require a Member who is entitled to an amount of deferred retirement income, who is more than 10 years prior to Normal Retirement Date to transfer, in lieu of any other benefit under the Plan, the lump sum Actuarial Equivalent of such deferred retirement income, if the lump sum Actuarial Equivalent of the benefits payable is less than 20% of the YMPE in the year of termination.

10.06	Redetermination of Form of Pension

A Member shall not be permitted to have the form of payment of his retirement income redetermined following commencement of such retirement income.

Appendix A – Provincial Provisions – Alberta

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 97

Article 11 – Death Benefits

11.01	Death Benefits Prior to Retirement Date

(a)	Option 1 Members

If an Option 1 Member who is accruing Continuous Service dies prior to Normal Retirement Date, the following benefits are payable to the Spouse or, if there is no Spouse or if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, the Beneficiary:

(i)	the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.02 or subparagraph 12.01(a)(i), as applicable, in respect of Credited Service, or Plan amendments made, on or after January 1, 1987, had the Member retired or terminated employment on the date of death;

(ii)	the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the entitlement under subparagraph (i); and

(iii)	the Member’s Required Contributions made prior to January 1, 1987, together with Interest.

(b)	Option 2 Members

If an Option 2 Member who is accruing Continuous Service dies prior to Normal Retirement Date, the following benefits are payable to the Spouse or, if there is no Spouse or if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, the Beneficiary:

(i)	the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.02 or subparagraph 12.01(b)(i), as applicable, in respect of Credited Service, or Plan amendments made, on or after January 1, 1987, had the Member retired or terminated employment on the date of death;

Appendix A – Provincial Provisions – Alberta

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 98

(ii)	the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the entitlement under subparagraph (i); and

(iii)	the Member’s Required Contributions made prior to January 1, 1987, together with Interest.

(c)	If payable to a Spouse, the benefits under subparagraphs (a)(i) and (a)(iii) or subparagraphs (b)(i) and (b)(iii), as applicable, are payable, on an Actuarial Equivalent basis, as a lifetime retirement income commencing on or after such date specified under Applicable Pension Laws. In lieu of this retirement income, the Spouse may elect in the manner and form prescribed by the Pension Committee, to have these benefits:

(i)	transferred to another registered pension plan, if this other plan so permits; or

(ii)	transferred to such other types of registered plans or vehicles which may be acceptable under Applicable Pension Laws and Revenue Rules.

If payable to a Beneficiary, the benefits under subparagraphs (a)(i) and (a)(iii) or subparagraphs (b)(i) and (b)(iii), as applicable, are payable as a lump sum.

The benefit under subparagraph (a)(ii) or (b)(ii), as applicable, is payable as a lump sum.

11.02	Death Benefits After Normal Retirement Date and Before Postponed Retirement Date

If a Member who is accruing Continuous Service dies on or after Normal Retirement Date but before Postponed Retirement Date, benefits shall be paid in accordance with Section 11.01, with the references to Section 9.02 changed to Section 9.04.

Appendix A – Provincial Provisions – Alberta

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 99

Article 12 – Termination of Employment

12.01	Termination Benefits

(a)	Option 1 Members

An Option 1 Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of (i), (ii) and (iii), where:

(i)	is, in respect of Credited Service, or Plan amendments made, on and after January 1, 1987, the retirement income determined in accordance with Article 8, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 10 and commencing at Normal Retirement Date;

(ii)	is any Required Contributions made prior to January 1, 1987, together with Interest; and

(iii)	is the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i).

(b)	Option 2 Members

An Option 2 Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of (i), (ii) and (iii), where:

(i)	is the retirement income determined in accordance with Article 8, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 10 and commencing at Normal Retirement Date;

Appendix A – Provincial Provisions – Alberta

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 100

(ii)	is the amount, if any, by which Required Contributions made prior to January 1, 1987, together with Interest, exceed the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service prior to January 1, 1987, excluding the portion relating to Plan amendments made on or after January 1, 1987; and

(iii)	is the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service, or Plan amendments made, on or after January 1, 1987.

(c)	The retirement income specified in subparagraph (a)(i) or (b)(i), as applicable, in respect of Credited Service on or after January 1, 2001 shall be increased on the date of its commencement to reflect fifty percent (50%) of the change in the Consumer Price Index for Canada published by Statistics Canada from the date of termination of employment to the date that is ten (10) years prior to Normal Retirement Date. The annualized increase shall not be less than zero percent (0%) or greater than two percent (2%). For the determination of the amount specified in subparagraph (a)(iii) or (b)(iii), as applicable, the lump sum Actuarial Equivalent of the entitlement under subparagraph (a)(i) or (b)(i), as applicable, shall reflect the increase specified in this paragraph.

(d)	Any amount payable under subparagraph (a)(ii), (a)(iii) or (b)(iii) shall be paid in a lump sum. Any amount payable under subparagraph (b)(ii) shall be paid in the form of a retirement income payable in accordance with Article 10 and commencing at Normal Retirement Date on an Actuarial Equivalent basis.

(e)	Notwithstanding the foregoing provisions of this Section, a Member whose employment with the Company is terminated for any reason other than retirement, prior to the completion of two years of Continuous Service as a Member, shall receive the Actuarial Equivalent of the benefit described in paragraph (a) or (b), as applicable, as a lump sum cash payment.

Appendix A – Provincial Provisions – Alberta

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 101

(f)	Notwithstanding paragraph (a) above, an Option 1 Member whose employment with the Company is terminated for any reason other than death or retirement, after attaining age forty five (45) and completing ten (10) years of Continuous Service shall not receive benefits in accordance with subparagraphs (a)(i) and (a)(ii). In lieu thereof, such Member shall receive a retirement income payable in accordance with Article 10 and commencing at Normal Retirement Date, equal to the greater of (i) and (ii), where:

(i)	is the retirement income determined in accordance with Article 8 using the Member’s date of termination of employment as the Date of Determination; and

(ii)	is the retirement income specified in subparagraph (a)(i) plus the Actuarial Equivalent of the benefit specified in subparagraph (a)(ii).

(g)	An Option 1 Member whose employment with the Company is terminated for any reason other than death or retirement, after completing ten (10) years of Continuous Service, but prior to attaining age forty five (45), may elect to receive, in lieu of the benefits specified in paragraph (a), a retirement income payable in accordance with Article 10 and commencing at Normal Retirement Date, equal to the retirement income determine in accordance with Article 8 using the Member’s date of termination of employment as the Date of Determination; provided, however, that such Member may elect to receive the benefit under this paragraph (g) only if the Actuarial Equivalent value of such benefit is greater than the Actuarial Equivalent value of the total benefits specified in paragraph (a).

(h)	Lump sum refunds of a Member’s Required Contributions with Interest shall be made within sixty (60) days of the later of termination of employment and the completion of all forms required for the administration of the Plan in accordance with Article 20.

Appendix A – Provincial Provisions – British Columbia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 102

Appendix A – Provincial Provisions – British Columbia Schedule

Notwithstanding any other provision of the Plan, the provisions of this Appendix shall apply to a Member who is a British Columbia Employee.

“British Columbia Employee” means an Employee who reports for work at an establishment of the Company in the Province of British Columbia. Where the Employee is not required to report to work at an establishment of the Company or is required to report to more than one establishment of the Company in different provinces, “British Columbia Employee” means an Employee who is paid from an establishment of the Company situated in the Province of British Columbia.

Article 2 – Construction, Interpretation and Definitions

2.38	“Regular Employment” means either:

(a)	full-time employment with the Company; or

(b)	other than full-time employment with the Company starting from the beginning of the period of two (2) consecutive calendar years during which the Member earned at least thirty-five percent (35%) of the YMPE with the Company in each such calendar year.

2.42	“Spouse” means, in relation to a Member, the person who, at the earlier of the commencement of the Member’s pension and the date of the Member’s death, meets one (1) of the following eligibility requirements:

(a)	the person who is married to the Member and who, if living separate and apart from the Member at the relevant time did not live separate and apart from the Member for longer than the two (2) year period immediately preceding the relevant time; or

(b)	if there is no person under paragraph (a), the person who is living and cohabiting with such Member in a marriage-like relationship, including a marriage-like relationship between persons of the same gender, and who lived and cohabited in that relationship in the two (2) year period immediately preceding the relevant time;

Appendix A – Provincial Provisions – British Columbia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 103

provided that not more than one (1) person shall be a Spouse hereunder and in the event of more than one (1) person having claims to be such, the determination of the Pension Committee as to which person shall be the Spouse, on the basis of evidence available to it which it considers sufficient for the purposes of such determination, shall be final.

Article 5 – Required Contributions

5.03	Contributions After Normal Retirement Date

A Member shall cease making Required Contributions upon the earliest of the dates specified in Section 5.01.

Article 6 – Interest Credits

6.01	Required Contributions

(a)	Interest on Required Contributions is calculated at the end of each Plan Year.

(b)	Subject to paragraph (d), the Accumulated Contributions at the end of the previous Plan Year are credited with Interest for the full Plan Year.

(c)	Interest shall be credited on Required Contributions made during the Plan Year based upon one-half ( 1⁄2) of the period for which the Member made Required Contributions.

(d)	Interest shall be compounded annually at the end of each Plan Year, with proportionate Interest up to the first (1st) day of the month in which the payment falls due or up to the Member’s Retirement Date, whichever shall first occur.

Appendix A – Provincial Provisions – British Columbia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 104

(e)	The rate of Interest credited to Required Contributions shall be the average rate credited on five (5) year personal fixed term chartered bank deposits (CANSIM Series V122515, or such other series as may be in effect), for the Plan Year, or such higher rate as may be required under Applicable Pension Laws. However, the rate of Interest credited during the calendar year of the Date of Determination shall be the average rate credited on five (5) year personal fixed term chartered bank deposits (CANSIM Series V122515, or such other series as may be in effect) for the Plan Year immediately preceding the calendar year of the Date of Determination.

Article 9 – Amount of Retirement Income

9.04	Postponed Retirement

A Member retiring on a Postponed Retirement Date shall receive an amount of retirement income payable from his Postponed Retirement Date and determined in accordance with Article 8, using his Postponed Retirement Date as the Date of Determination.

9.05	Additional Retirement Benefits

(a)	Pre-reform Service

(i)	An Option 1 Member who is eligible to receive benefits determined based on Article 9 shall receive additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made prior to January 1, 1993, together with Interest, exceed the lump sum Actuarial Equivalent value of any retirement income earned in respect of Credited Service prior to January 1, 1993, excluding the portion relating to Plan amendments made on or after July 15, 1999.

(ii)

An Option 2 Member who is eligible to receive benefits determined based on Article 9 shall receive additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made prior to January 1, 1987, together with Interest,

Appendix A – Provincial Provisions – British Columbia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 105

exceed the Actuarial Equivalent value of any retirement income earned in respect of Credited Service prior to January 1, 1987, excluding the portion relating to Plan amendments made on or after January 1, 1987.

(b)	Post-reform Service

(i)	An Option 1 Member who is eligible to receive benefits determined based on Article 9, shall receive a lump sum payment equal to the amount, if any, by which Required Contributions made on or after January 1, 1993, together with Interest, exceed fifty percent (50%) of the Actuarial Equivalent value of any retirement income earned in respect of Credited Service on or after January 1, 1993 and Plan amendments made on or after July 15, 1999.

(ii)	An Option 2 Member who is eligible to receive benefits determined based on Article 9 shall receive additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the Actuarial Equivalent value of any retirement income earned in respect of Credited Service, or Plan amendments made, on or after January 1, 1987.Phased Retirement.

9.06	Phased Retirement

A Member shall not be permitted to receive phased retirement benefits.

Article 10 – Payment of Retirement Benefits

10.02	Statutory Spousal Pension

(a)

Subject to Section 10.03, if a Member has a Spouse on the date on which payment of the first instalment of the retirement income is due, and the annual lifetime retirement income, except any temporary retirement income payable under Section 9.03, shall be payable in equal monthly instalments for the life of

Appendix A – Provincial Provisions – British Columbia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 106

the Member with the last payment due to the Member on the first (1st) day of the month in which the death of the Member occurs and sixty percent (60%) continuing to be paid to the Member’s Spouse, commencing on the first (1st) day of the month following the month in which the death of the Member occurs and ending on the first (1st) day of the month in which the death of the Member’s Spouse occurs.

The provisions of this paragraph (a) shall not apply to a Member who has a Spouse in respect of whom the Pension Committee receives, prior to the date the first instalment is due, a notice of division of pension entitlements under the Plan pursuant to a written separation agreement or court order acceptable for such purposes under Applicable Pension Laws.

(b)	For an Option 1 Member, the value of the benefit payable under the form described in paragraph (a) shall be the Actuarial Equivalent of the benefit payable under the normal form described in Section 10.01.

(c)	For an Option 2 Member, no actuarial adjustment is applied.

(d)	A Spouse who has waived the right to a contingent retirement income under paragraph (a) may revoke such a waiver, provided the Pension Committee is notified thereof in writing prior to the Member’s Pension Commencement Date.

10.05	Commutation of Pension

(a)	Retirement income required to be paid under the Plan may be commuted and paid in a lump sum at the discretion of the Member or the Member’s Spouse, if the Member has died, if:

(i)	the annual retirement income that would be payable to the Member at or after Normal Retirement Date does not exceed ten percent (10%) of the YMPE as at the Date of Determination; or

Appendix A – Provincial Provisions – British Columbia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 107

(ii)	the lump sum Actuarial Equivalent of such retirement income does not exceed twenty percent (20%) of the YMPE as at the Date of Determination.

The amount of any such form of benefit settlement shall be the Actuarial Equivalent of the benefit remaining to be paid.

(b)	Retirement income required to be paid under the Plan to a Member who has ceased to accrue Continuous Service and who has been a non-resident of Canada for purposes of Revenue Rules for more that two (2) years may be commuted and paid in a lump sum at the discretion of the person entitled to the benefit, provided the appropriate forms are completed and filed as required by Applicable Pension Laws.

The amount of any such form of benefit settlement shall be the Actuarial Equivalent of the benefit remaining to be paid.

(c)	The Pension Committee may require a Member who is entitled to an amount of deferred retirement income, who has not attained age fifty-five (55) and who terminates employment on or after January 1, 1993 to transfer, in lieu of any other benefit under the Plan, the lump sum Actuarial Equivalent of such deferred retirement income, if such lump sum Actuarial Equivalent is less than twenty percent (20%) of the YMPE in the year of termination.

10.06	Redetermination of Form of Pension

A Member shall not be permitted to have the form of payment of his retirement income redetermined following commencement of such retirement income.

Appendix A – Provincial Provisions – British Columbia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 108

Article 11 – Death Benefits

11.01	Death Benefits Prior to Retirement Date

(a)	Option 1 Members

If an Option 1 Member who is accruing Continuous Service dies prior to Normal Retirement Date, the following benefits are payable to the Spouse or, if there is no Spouse or if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, the Beneficiary:

(i)	sixty percent (60%) of the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.02 or subparagraph 12.01(a)(i), as applicable, in respect of Credited Service, or Plan amendments made, on or after January 1, 1993, had the Member retired or terminated employment on the date of death;

(ii)	the amount, if any, by which Required Contributions made on or after January 1, 1993, together with Interest, exceed five-sixths (5/6) of the entitlement under subparagraph (i); and

(iii)	the Member’s Required Contributions made prior to January 1, 1993, together with Interest.

(b)	Option 2 Members

If an Option 2 Member who is accruing Continuous Service dies prior to Normal Retirement Date, the following benefits are payable to the Spouse or, if there is no Spouse or if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, the Beneficiary:

(i)	the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.02 or subparagraph 12.01(b)(i), as applicable, in respect of Credited Service, or Plan amendments made, on or after January 1, 1987, had the Member retired or terminated employment on the date of death;

Appendix A – Provincial Provisions – British Columbia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 109

(ii)	the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i); and

(iii)	the Member’s Required Contributions made prior to January 1, 1987, together with Interest.

(c)	If the benefits are payable to a Spouse:

(i)	the Spouse shall transfer the benefits under subparagraphs (a)(i) and (a)(iii) or subparagraphs (b)(i) and (b)(iii), as applicable, to:

(A)	another registered pension plan, if this other plan so permits; or

(B)	such other types of registered plans or vehicles which may be acceptable under Applicable Pension Laws and Revenue Rules;

(ii)	the benefit under subparagraph (a)(ii) or (b)(ii), as applicable, shall be transferred to the same plan or vehicle as elected under subparagraph (i) above, or at the Spouse’s option, be paid in a lump sum.

If payable to a Beneficiary, the benefits under paragraph (a) or (b), as applicable, are payable as a lump sum.

11.02	Death Benefits After Normal Retirement Date and Before Postponed Retirement Date

If a Member who is accruing Continuous Service dies on or after Normal Retirement Date, but before Postponed Retirement Date, benefits shall be payable in accordance with Section 11.01, with the references to Section 9.02 changed to Section 9.04.

Appendix A – Provincial Provisions – British Columbia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 110

Article 12 – Termination of Employment

12.01	Termination Benefits

(a)	Option 1 Members

An Option 1 Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of (i), (ii) and (iii), where:

(i)	is the retirement income determined in accordance with Article 8, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 10 and commencing at Normal Retirement Date;

(ii)	is an additional retirement income, payable in accordance with Article 10 and commencing at Normal Retirement Date, that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made prior to January 1, 1993, together with Interest, exceed the lump sum Actuarial Equivalent value of any entitlement under subparagraph (i), in respect of Credited Service prior to January 1, 1993, excluding the portion relating to Plan amendments made on or after July 15, 1999; and

(iii)	is the amount, if any, by which Required Contributions made on or after January 1, 1993, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of either Credited Service on or after January 1, 1993 or Plan amendments made on or after July 15, 1999.

(b)	Option 2 Members

An Option 2 Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of (i), (ii) and (iii), where:

Appendix A – Provincial Provisions – British Columbia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 111

(i)	is the retirement income determined in accordance with Article 8, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 10 and commencing at Normal Retirement Date;

(ii)	is the amount, if any, by which Required Contributions made prior to January 1, 1987, together with Interest, exceed the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service prior to January 1, 1987, excluding the portion relating to Plan amendments made on or after January 1, 1987; and

(iii)	is the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service, or Plan amendments made, on or after January 1, 1987.

(c)	The retirement income specified in subparagraph (a)(i) or (b)(i), as applicable, in respect of Credited Service on or after January 1, 2001 shall be increased on the date of its commencement to reflect fifty percent (50%) of the change in the Consumer Price Index for Canada published by Statistics Canada from the date of termination of employment to the date that is ten (10) years prior to Normal Retirement Date. The annualized increase shall not be less than zero percent (0%) or greater than two percent (2%). For the determination of the amount specified in subparagraph (a)(iii) or (b)(iii), as applicable, the lump sum Actuarial Equivalent of the entitlement under subparagraph (a)(i) or (b)(i), as applicable, shall reflect the increase specified in this paragraph.

(d)	Any amount payable under subparagraph (a)(iii) or (b)(iii) shall be paid in a lump sum. Any amount payable under subparagraph (b)(ii) shall be paid in the form of a retirement income payable in accordance with Article 10 and commencing at Normal Retirement Date on an Actuarial Equivalent basis.

Appendix A – Provincial Provisions – British Columbia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 112

(e)	Notwithstanding the foregoing provisions of this Section, a Member whose employment with the Company is terminated for any reason other than retirement, prior to the completion of two years of Continuous Service as a Member, shall receive the Actuarial Equivalent of the benefit described in paragraph (a) or (b), as applicable, as a lump sum cash payment.

(f)	Lump sum refunds of a Member’s Required Contributions with Interest shall be made within sixty (60) days of the later of termination of employment and the completion of all forms required for the administration of the Plan in accordance with Article 20.

Appendix A – Provincial Provisions – Manitoba

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page113

Appendix A – Provincial Provisions – Manitoba Schedule

Notwithstanding any other provision of the Plan, the provisions of this Appendix shall apply to a Member who is a Manitoba Employee.

“Manitoba Employee” means an Employee who reports for work at an establishment of the Company in the Province of Manitoba. Where the Employee is not required to report to work at an establishment of the Company or is required to report to more than one establishment of the Company in different provinces, “Manitoba Employee” means an Employee who is paid from an establishment of the Company situated in the Province of Manitoba.

Article 2 – Construction, Interpretation and Definitions

2.38	“Regular Employment” means full-time or part-time employment with the Company.

2.42	“Spouse” means, in relation to a Member, the person who, at the earlier of the commencement of a Member’s pension and the date of the Member’s death, meets one (1) of the following eligibility requirements:

(a)	the person who is married to the Member; or

(b)	the common-law partner who, not being married to the Member, meets one of the following eligibility requirements:

(i)	the person who, with such Member, registered a common-law relationship under section 13.1 of The Vital Statistics Act;

(ii)	the person who has resided with such Member in a conjugal relationship for at least three (3) years, if either of them is married; or

(iii)	the person who has resided with such Member in a conjugal relationship for at least one (1) year, if neither of them is married;

Appendix A – Provincial Provisions – Manitoba

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 114

provided that not more than one (1) person shall be a Spouse hereunder and in the event of more than one (1) person having claims to be such, the determination of the Pension Committee as to which person shall be the Spouse, on the basis of evidence available to it which it considers sufficient for the purposes of such determination, shall be final.

For greater certainty, a Spouse who satisfies the criteria under paragraph (b) shall only be considered to have survived the Member:

(c)	for the purposes of a pre-retirement death benefit payable under Section 11.01, 11.02 or 11.03, if such Spouse was cohabiting with the Member immediately prior to the death of the Member; or

(d)	for the purposes of a survivor pension payable under Article 10, if such Spouse was cohabiting with the Member at the Pension Commencement Date;

and such Spouse provides evidence to this effect satisfactory to the Pension Committee.

Article 5 – Required Contributions

5.03	Contributions After Normal Retirement Date

A Member shall cease making Required Contributions upon the earliest of the dates specified in Section 5.01.

Article 6 – Interest Credits

6.01	Required Contributions

(a)	Interest on Required Contributions is calculated at the end of each Plan Year.

(b)	Subject to paragraph (d), the Accumulated Contributions at the end of the previous Plan Year are credited with Interest for the full Plan Year.

Appendix A – Provincial Provisions – Manitoba

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 115

(c)	Interest shall be credited on Required Contributions made during the Plan Year based upon one-half ( 1⁄2) of the period for which the Member made Required Contributions.

(d)	Interest shall be compounded annually at the end of each Plan Year, with proportionate Interest up to the first (1st) day of the month in which the payment falls due or up to the Member’s Retirement Date, whichever shall first occur.

(e)	The rate of Interest credited to Required Contributions shall be the average rate credited on five (5) year personal fixed term chartered bank deposits (CANSIM Series V122515, or such other series as may be in effect), for the Plan Year, or such higher rate as may be required under Applicable Pension Laws. However, the rate of Interest credited during the calendar year of the Date of Determination shall be the average rate credited on five (5) year personal fixed term chartered bank deposits (CANSIM Series V122515, or such other series as may be in effect) for the Plan Year immediately preceding the calendar year of the Date of Determination.

Article 9 – Amount of Retirement Income

9.04	Postponed Retirement

A Member retiring on a Postponed Retirement Date shall receive an amount of retirement income payable from the Member’s Postponed Retirement Date that is the greater of (a) and (b), where:

(a)	is the amount of retirement income determined in accordance with Article 8, using his Postponed Retirement Date as the Date of Determination; and

(b)	is the sum of:

(i)	The amount of retirement income determined in accordance with Article 8, using the Member’s Normal Retirement Date as the Date of Determination, based on the Plan provisions in effect on the Member’s Normal Retirement Date; and

Appendix A – Provincial Provisions – Manitoba

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 116

(ii)	the amount of retirement income that is the Actuarial Equivalent of the retirement income under subparagraph (i) above that would have been paid since Normal Retirement Date, with interest thereon.

9.05	Additional Retirement Benefits

(a)	Pre-reform Service

A Member who is eligible to receive benefits determined based on Article 9, shall receive additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made prior to January 1, 1985, together with Interest, exceed the Actuarial Equivalent value of any retirement income earned in respect of Credited Service prior to January 1, 1985, excluding the portion relating to Plan amendments made on or after January 1, 1985.

(b)	Post-reform Service

A Member who is eligible to receive benefits determined based on Article 9, shall receive the amount, if any, by which Required Contributions made on or after January 1, 1985, together with Interest, exceed fifty percent (50%) of the Actuarial Equivalent value of any retirement income earned in respect of Credited Service, or Plan amendments made, on or after January 1, 1985. Such amount is payable, at the Member’s option, in a lump sum or, on an Actuarial Equivalent basis, as an additional monthly retirement income.

9.06	Phased Retirement

A Member shall not be permitted to receive phased retirement benefits.

Appendix A – Provincial Provisions – Manitoba

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 117

Article 10 – Payment of Retirement Benefits

10.05	Commutation of Pension

Retirement income required to be paid under the Plan shall be commuted and paid in a lump sum if:

(a)	the annual retirement income that would be payable to the Member at Normal Retirement Date is less than four percent (4%) of the YMPE as at the Date of Determination; or

(b)	the lump sum Actuarial Equivalent of such retirement income is less than twenty percent (20%) of the YMPE as at the Date of Determination.

A benefit required to be paid to a Member who has ceased to accrue Continuous Service and who is a non-resident of Canada for purposes of Revenue Rules, may be commuted and paid in a lump sum at the request of the Member, provided that the appropriate forms are completed and filed as required by Applicable Pension Laws. If the Member has a Spouse, an election to commute and receive a lump sum payment may only be made if the Spouse completes a waiver in the form and manner prescribed by Applicable Pension Laws.

The amount of any such form of benefit settlement shall be the Actuarial Equivalent of the benefit remaining to be paid.

10.06	Redetermination of Form of Pension

A Member shall not be permitted to have the form of payment of his retirement income redetermined following commencement of such retirement income.

Appendix A – Provincial Provisions – Manitoba

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 118

Article 11 – Death Benefits

11.01	Death Benefits Prior to Retirement Date

If a Member who is accruing Continuous Service dies prior to Normal Retirement Date, the following benefits are payable to the Spouse or, if there is no Spouse or if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, the Beneficiary:

(a)	the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.02 or subparagraph 12.01(a)(i), as applicable, had the Member retired or terminated employment on the date of death;

(b)	the amount, if any, by which Required Contributions made on or after January 1, 1985, together with Interest, exceed the entitlement under paragraph (a) in respect of Credited Service, or Plan amendments made, on or after January 1, 1985; and

(c)	the amount, if any, by which Required Contributions made prior to January 1, 1985, together with Interest, exceed the entitlement under paragraph (a) in respect of Credited Service prior to January 1, 1985, excluding the portion relating to Plan amendments made on or after January 1, 1985.

If payable to a Spouse, the above benefits are payable, on an Actuarial Equivalent basis, as an immediate retirement income or a deferred retirement income commencing not later than such date specified under Revenue Rules. In lieu of this retirement income, the Spouse may elect in the manner and form prescribed by the Pension Committee, to have these benefits:

•	transferred to another registered pension plan, if this other plan so permits; or

•	transferred to such other types of registered plans or vehicles which may be acceptable under Applicable Pension Laws and Revenue Rules.

Appendix A – Provincial Provisions – Manitoba

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 119

If payable to a Beneficiary, the above benefits are payable in a lump sum.

11.02	Death Benefits After Normal Retirement Date and Before Postponed Retirement Date

If a Member who is accruing Continuous Service dies on or after Normal Retirement Date but before Postponed Retirement Date, benefits shall be payable in accordance with Section 11.01, with the reference to Section 9.04 changed to Section 9.04.

Article 12 – Termination of Employment

12.01	Termination Benefits

(a)	A Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of (i), (ii) and (iii), where:

(i)	is the retirement income determined in accordance with Article 8, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 10 and commencing at Normal Retirement Date;

(ii)	is an additional retirement income, payable in accordance with Article 10 and commencing at Normal Retirement Date, that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made prior to January 1, 1985, together with Interest, exceed the lump sum Actuarial Equivalent value of any entitlement under subparagraph (i) in respect of Credited Service prior to January 1, 1985, excluding the portion relating to Plan amendments made on or after January 1, 1985; and

(iii)	is the amount, if any, by which Required Contributions made on or after January 1, 1985, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service, or Plan amendments made, on or after January 1, 1985.

Appendix A – Provincial Provisions – Manitoba

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 120

(b)	The retirement income specified in subparagraph (a)(i) in respect of Credited Service on or after January 1, 2001 shall be increased on the date of its commencement to reflect fifty percent (50%) of the change in the Consumer Price Index for Canada published by Statistics Canada from the date of termination of employment to the date that is ten (10) years prior to Normal Retirement Date. The annualized increase shall not be less than zero percent (0%) or greater than two percent (2%). For the determination of the amount specified in subparagraph (a)(iii), the lump sum Actuarial Equivalent of the entitlement under subparagraph (a)(i) shall reflect the increase specified in this paragraph.

(c)	Any amount payable pursuant to subparagraph (a)(iii) is payable, at the Member’s option, in a lump sum or, on an Actuarial Equivalent basis, as an additional monthly retirement income. Such additional retirement income shall be payable in accordance with Article 10, commencing at Normal Retirement Date.

Appendix A – Provincial Provisions – Nova Scotia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 121

Appendix A – Provincial Provisions – Nova Scotia Schedule

Notwithstanding any other provision of the Plan, the provisions of this Appendix shall apply to a Member who is a Nova Scotia Employee.

“Nova Scotia Employee” means an Employee who reports for work at an establishment of the Company in the Province of Nova Scotia. Where the Employee is not required to report to work at an establishment of the Company or is required to report to more than one establishment of the Company in different provinces, “Nova Scotia Employee” means an Employee who is paid from an establishment of the Company situated in the Province of Nova Scotia.

Article 2 – Construction, Interpretation and Definitions

2.38	“Regular Employment” means either:

(a)	full-time employment with the Company; or

(b)	part-time employment with the Company starting from the beginning of the period of two (2) consecutive calendar years during which the Member earned at least thirty-five percent (35%) of the YMPE with the Company in each such calendar year.

2.42	“Spouse” means, in relation to a Member, the person who, at the earlier of the commencement of a Member’s pension and the date of the Member’s death, meets one (1) of the following eligibility requirements:

(a)	the person who is married to the Member; or

(b)	the person who is married to the Member by a marriage that is voidable and has not been annulled by a declaration of nullity; or

(c)	the person who has gone through a form of marriage with the Member, in good faith, that is void, provided this person and the Member are cohabiting in a conjugal relationship or, if they have ceased to cohabit, have cohabited in a conjugal relationship within the immediately preceding twelve (12) month period; or

Appendix A – Provincial Provisions – Nova Scotia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 122

(d)	the person who has cohabited with the Member in a conjugal relationship for a period of at least two (2) years, neither of the Member and the person being a Spouse.

provided that not more than one (1) person shall be a Spouse hereunder and in the event of more than one (1) person having claims to be such, the determination of the Pension Committee as to which person shall be the Spouse, on the basis of evidence available to it which it considers sufficient for the purposes of such determination, shall be final.

Article 5 – Required Contributions

5.03	Contributions After Normal Retirement Date

A Member shall cease making Required Contributions upon the earliest of the dates specified in Section 5.01.

Article 6 – Interest Credits

6.01	Required Contributions

(a)	Interest on Required Contributions is calculated at the end of each Plan Year.

(b)	Subject to paragraph (d), the Accumulated Contributions at the end of the previous Plan Year are credited with Interest for the full Plan Year.

(c)	Interest shall be credited on Required Contributions made during the Plan Year based upon one-half ( 1⁄2) of the period for which the Member made Required Contributions.

(d)	Interest shall be compounded annually at the end of each Plan Year, with proportionate Interest up to the first (1st) day of the month in which the payment falls due or up to the Member’s Retirement Date, whichever shall first occur.

Appendix A – Provincial Provisions – Nova Scotia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 123

(e)	The rate of Interest credited to Required Contributions shall be the average rate credited on five (5) year personal fixed term chartered bank deposits (CANSIM Series VI22515, or such other series as may be in effect), for the Plan Year, or such higher rate as may be required under Applicable Pension Laws. However, the rate of Interest credited during the calendar year of the Date of Determination shall be the average rate credited on five (5) year personal fixed term chartered bank deposits (CANSIM Series VI22515, or such other series as may be in effect) for the Plan Year immediately preceding the calendar year of the Date of Determination.

Article 9 – Amount of Retirement Income

9.04	Postponed Retirement

A Member retiring on a Postponed Retirement Date shall receive an amount of retirement income payable form his Postponed Retirement Date and determined in accordance with Article 8, using his Postponed Retirement Date as the Date of Determination.

9.05	Additional Retirement Benefits

(a)	Pre-reform Service

(i)	An Option 1 Member who is eligible to receive benefits determined based on Article 9 shall receive additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made prior to January 1, 1988, together with Interest, exceed the Actuarial Equivalent value of any retirement income earned in respect of Credited Service prior to January 1, 1988, excluding the portion relating to Plan amendments made on or after January 1, 1988.

Appendix A – Provincial Provisions – Nova Scotia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 124

(ii)	An Option 2 Member who is eligible to receive benefits determined based on Article 9 shall receive additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made prior to January 1, 1987, together with Interest, exceed the Actuarial Equivalent value of any retirement income earned in respect of Credited Service prior to January 1, 1987, excluding the portion relating to Plan amendments made on or after January 1, 1987.

(b)	Post-reform Service

(i)	An Option 1 Member who is eligible to receive benefits determined based on Article 9 shall receive a lump sum payment equal to the amount, if any, by which Required Contributions made on or after January 1, 1988, together with Interest, exceed fifty percent (50%) of the Actuarial Equivalent value of any retirement income earned in respect of Credited Service, or Plan amendments made, on or after January 1, 1988.

(ii)	An Option 2 Member who is eligible to receive benefits determined based on Article 9 shall receive a lump sum payment equal to the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the Actuarial Equivalent value of any retirement income earned in respect of Credited Service, or Plan amendments made, on or after January 1, 1987.

9.06	Phased Retirement

A Member shall not be permitted to receive phased retirement benefits.

Article 10 – Payment of Retirement Benefits

10.05	Commutation of Pension

Retirement income required to be paid under the Plan may be commuted and paid in a lump sum, at the discretion of the Pension Committee, if:

(a)	the annual retirement income that would be payable to the Member at Normal Retirement Date is less than four percent (4%) of the YMPE as at the Date of Determination; or

Appendix A – Provincial Provisions – Nova Scotia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 125

(b)	the lump sum Actuarial Equivalent of such retirement income is less than ten percent (10%) of the YMPE as at the Date of Determination.

The amount of any such form of benefit settlement shall be the Actuarial Equivalent of the benefit remaining to be paid.

10.06	Redetermination of Form of Pension

A Member shall not be permitted to have the form of payment of his retirement income redetermined following commencement of such retirement income.

Article 11 – Death Benefits

11.01	Death Benefits Prior to Retirement Date

(a)	Option 1 Members

If an Option 1 Member who is accruing Continuous Service dies prior to Normal Retirement Date, the following benefits are payable to the Spouse or, if there is no Spouse, the Beneficiary:

(i)	sixty percent (60%) of the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.02 or subparagraph 12.01(a)(i), as applicable, in respect of Credited Service, or Plan amendments made, on or after January 1, 1988, had the Member retired or terminated employment on the date of death; and

(ii)	the Member’s Required Contributions made prior to January 1, 1988, together with Interest.

The above benefits are payable in a lump sum.

Appendix A – Provincial Provisions – Nova Scotia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 126

(b)	Option 2 Members

If an Option 2 Member who is accruing Continuous Service dies prior to Normal Retirement Date, the following benefits are payable to the Spouse or, if there is no Spouse or if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, the Beneficiary:

(i)	the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.02 or subparagraph 12.01(b)(i), as applicable, in respect of Credited Service, or Plan amendments made, on or after January 1, 1987, had the Member retired or terminated employment on the date of death;

(ii)	the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the entitlement under subparagraph (i); and

(iii)	the Member’s Required Contributions made prior to January 1, 1987, together with Interest.

The above benefits are payable in a lump sum.

11.02	Death Benefits After Normal Retirement Date and Before Postponed Retirement Date

If a Member who is accruing Continuous Service dies on or after Normal Retirement Date, but before Postponed Retirement Date, benefits shall be payable in accordance with Section 11.01, with the references to Section 9.02 changed to Section 9.04.

Appendix A – Provincial Provisions – Nova Scotia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 127

Article 12 – Termination of Employment

12.01	Termination Benefits

(a)	Option 1 Members

An Option 1 Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of (i), (ii) and (iii), where:

(i)	is, in respect of Credited Service, or Plan amendments made, on and after January 1, 1988, the retirement income determined in accordance with Article 8, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 10 and commencing at Normal Retirement Date;

(ii)	is any Required Contributions made prior to January 1, 1988, together with Interest; and

(iii)	is the amount, if any, by which Required Contributions made on or after January 1, 1988, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i).

(b)	Option 2 Members

An Option 2 Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of (i), (ii) and (iii), where:

(i)	is the retirement income determined in accordance with Article 8, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 10 and commencing at Normal Retirement Date;

Appendix A – Provincial Provisions – Nova Scotia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 128

(ii)	is the amount, if any, by which Required Contributions made prior to January 1, 1987, together with Interest, exceed the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service prior to January 1, 1987, excluding the portion relating to Plan amendments made on or after January 1, 1987; and

(iii)	is the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service, or Plan amendments made, on or after January 1, 1987.

(c)	The retirement income specified in subparagraph (a)(i) or (b)(i), as applicable, in respect of Credited Service on or after January 1, 2001 shall be increased on the date of its commencement to reflect fifty percent (50%) of the change in the Consumer Price Index for Canada published by Statistics Canada from the date of termination of employment to the date that is ten (10) years prior to Normal Retirement Date. The annualized increase shall not be less than zero percent (0%) or greater than two percent (2%). For the determination of the amount specified in subparagraph (a)(iii) or (b)(iii), as applicable, the lump sum Actuarial Equivalent of the entitlement under subparagraph (a)(i) or (b)(i), as applicable, shall reflect the increase specified in this paragraph.

(d)	Any amount payable under subparagraph (a)(ii), (a)(iii) or (b)(iii) shall be paid in a lump sum. Any amount payable under subparagraph (b)(ii) shall be paid in the form of a retirement income payable in accordance with Article 10 and commencing at Normal Retirement Date on an Actuarial Equivalent basis.

(e)	Notwithstanding the foregoing provisions of this Section, a Member whose employment with the Company is terminated for any reason other than retirement, prior to the completion of two years of Continuous Service as a Member, shall receive the Actuarial Equivalent of the benefit described in paragraph (a) or (b), as applicable, as a lump sum cash payment.

Appendix A – Provincial Provisions – Nova Scotia

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 129

(f)	Notwithstanding paragraph (a) above, an Option 1 Member whose employment with the Company is terminated for any reason other than death or retirement, after attaining age forty five (45) and completing ten (10) years of Continuous Service shall not receive benefits in accordance with subparagraphs (a)(i) and (a)(ii). In lieu thereof, such Member shall receive a retirement income payable in accordance with Article 10 and commencing at Normal Retirement Date, equal to the greater of (i) and (ii), where:

(i)	is the retirement income determined in accordance with Article 8 using the Member’s date of termination of employment as the Date of Determination; and

(ii)	is the retirement income specified in subparagraph (a)(i) plus the Actuarial Equivalent of the benefit specified in subparagraph (a)(ii).

(g)	An Option 1 Member whose employment with the Company is terminated for any reason other than death or retirement, after completing ten (10) years of Continuous Service, but prior to attaining age forty five (45), may elect to receive, in lieu of the benefits specified in paragraph (a), a retirement income payable in accordance with Article 10 and commencing at Normal Retirement Date, equal to the retirement income determine in accordance with Article 8 using the Member’s date of termination of employment as the Date of Determination; provided, however, that such Member may elect to receive the benefit under this paragraph (g) only if the Actuarial Equivalent value of such benefit is greater than the Actuarial Equivalent value of the total benefits specified in paragraph (a).

Appendix A – Provincial Provisions – Ontario

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 130

Appendix A – Provincial Provisions – Ontario Schedule

Notwithstanding any other provision of the Plan, the provisions of this Appendix shall apply to a Member who is an Ontario Employee.

“Ontario Employee” means an Employee who reports for work at an establishment of the Company in the Province of Ontario. Where the Employee is not required to report to work at an establishment of the Company or is required to report to more than one establishment of the Company in different provinces, “Ontario Employee” means an Employee who is paid from an establishment of the Company situated in the Province of Ontario.

Article 2 – Construction, Interpretation and Definitions

2.38	“Regular Employment” means either:

(a)	full-time employment with the Company; or

(b)	part-time employment with the Company, starting from the beginning of the period of two (2) consecutive calendar years during which the Member earned at least thirty-five percent (35%) of the YMPE or the Member worked seven hundred (700) hours with the Company in each such calendar year.

2.42	“Spouse” means, in relation to a Member, the person who, at the earlier of the commencement of a Member’s pension and the date of the Member’s death, meets one (1) of the following eligibility requirements:

(a)	the person who is married to the Member; or

(b)	the person who is not married to the Member and is living with the Member in a conjugal relationship:

(i)	continuously for a period of not less than three (3) years; or

Appendix A – Provincial Provisions – Ontario

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 131

(ii)	in a relationship of some permanence, if they are the natural or adoptive parents of a child, both as defined in the Family Law Act (Ontario);

provided the person is not living separate and apart from the Member at that time and provided that not more than one (1) person shall be a Spouse hereunder. In the event of more than one (1) person having claims to be such, the determination of the Pension Committee as to which person shall be the Spouse, on the basis of evidence available to it which it considers sufficient for the purposes of such determination, shall be final.

Article 5 – Required Contributions

5.03	Contributions After Normal Retirement Date

A Member shall cease making Required Contributions upon the earliest of the dates specified in Section 5.01.

Article 6 – Interest Credits

6.01	Required Contributions

(a)	Interest on Required Contributions is calculated at the end of each Plan Year.

(b)	Subject to paragraph (d), the Accumulated Contributions at the end of the previous Plan Year are credited with Interest for the full Plan Year.

(c)	Interest shall be credited on Required Contributions made during the Plan Year based upon one-half ( 1⁄2) of the period for which the Member made Required Contributions.

(d)	Interest shall be compounded annually at the end of each Plan Year, with proportionate Interest up to the first (1st) day of the month in which the payment falls due or up to the Member’s Retirement Date, whichever shall first occur.

Appendix A – Provincial Provisions – Ontario

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 132

(e)	The rate of Interest credited to Required Contributions shall be the average rate credited on five (5) year personal fixed term chartered bank deposits (CANSIM Series V122515, or such other series as may be in effect), for the Plan Year, or such higher rate as may be required under Applicable Pension Laws. However, the rate of Interest credited during the calendar year of the Date of Determination shall be the average rate credited on five (5) year personal fixed term chartered bank deposits (CANSIM Series V122515, or such other series as may be in effect) for the Plan Year immediately preceding the calendar year of the Date of Determination.

Article 9 – Amount of Retirement Income

9.04	Postponed Retirement

A Member retiring on a Postponed Retirement Date shall receive an amount of retirement income payable from his Postponed Retirement Date and determined in accordance with Article 8, using his Postponed Retirement Date as the Date of Determination.

9.05	Additional Retirement Benefits

(a)	Pre-reform Service

A Member who is eligible to receive benefits determined based on Article 9, shall receive additional monthly retirement income that is the Actuarial Equivalent of the amount, if any, by which Required Contributions made prior to January 1, 1987, together with Interest, exceed the Actuarial Equivalent value of any retirement income earned in respect of Credited Service prior to January 1, 1987, excluding the portion relating to Plan amendments made on or after January 1, 1987.

(b)	Post-reform Service

A Member who is eligible to receive benefits determined based on Article 9, shall receive a lump sum payment equal to the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the Actuarial Equivalent value of any retirement income earned in respect of Credited Service, or Plan amendments made, on or after January 1, 1987.

Appendix A – Provincial Provisions – Ontario

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 133

9.06	Phased Retirement

A Member shall not be permitted to receive phased retirement benefits.

Article 10 – Payment of Retirement Benefits

10.05	Commutation of Pension

(a)	Retirement income required to be paid under the Plan may be commuted and paid in a lump sum, at the discretion of the Pension Committee, if the annual retirement income that would be payable to the Member at Normal Retirement Date is not more than two percent (2%) of the YMPE as at the Date of Determination or such other amount as permitted by Applicable Pension Laws. The amount of any such form of benefit settlement shall be the Actuarial Equivalent of the benefit remaining.

(b)	Retirement income currently being paid or required to be paid under the Plan may be commuted and paid in a lump sum, at the discretion of a Member who ceased to accrue Continuous Service, if such Member:

(i)	establishes that he has an illness or physical disability that is likely to shorten life expectancy to less than two (2) years, as certified by a written statement from a qualified medical doctor licensed to practise in Canada;

(ii)	provides an application to the Pension Committee in the prescribed form; and

(iii)	satisfies any other conditions prescribed by Applicable Pension Laws.

The amount of any such form of benefit settlement shall be the Actuarial Equivalent of the benefit remaining.

Appendix A – Provincial Provisions – Ontario

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 134

10.06	Redetermination of Form of Pension

A Member shall not be permitted to have the form of payment of his retirement income redetermined following commencement of such retirement income.

Article 11 – Death Benefits

11.01	Death Benefits Prior to Retirement Date

(a)	Option 1 Members

If an Option 1 Member who is accruing Continuous Service dies prior to Normal Retirement Date, the following benefits are payable to the Spouse or, if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, the Beneficiary:

(i)	the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.02 or subparagraph 12.01(a)(i), as applicable, in respect of Credited Service, or Plan amendments made, on or after January 1, 1987, had the Member retired or terminated employment on the date of death; and

(ii)	the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the entitlement under subparagraph (i).

If payable to a Spouse, the above benefits shall be paid, at the Spouse’s option, as a lump sum or, on an Actuarial Equivalent basis, as a retirement income commencing on or before such date specified under Revenue Rules. If payable to a Beneficiary, the above benefits shall be paid as a lump sum.

In addition, the Member’s Beneficiary shall receive in a lump sum, the Member’s Required Contributions made prior to January 1, 1987, together with Interest.

Appendix A – Provincial Provisions – Ontario

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 135

(b)	Option 2 Members

If an Option 2 Member who is accruing Continuous Service dies prior to Normal Retirement Date, the following benefits are payable to the Spouse or, if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, the Beneficiary:

(i)	the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.02 or subparagraph 12.01(b)(i), as applicable, in respect of Credited Service, or Plan amendments made, on or after January 1, 1987, had the Member retired or terminated employment on the date of death; and

(ii)	the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the entitlement under subparagraph (i).

If payable to a Spouse, the above benefits shall be paid, at the Spouse’s option, as a lump sum or, on an Actuarial Equivalent basis, as a retirement income commencing on or before such date specified under Revenue Rules. If payable to a Beneficiary, the above benefits shall be paid as a lump sum.

In addition, the Member’s Beneficiary shall receive in a lump sum, the Member’s Required Contributions made prior to January 1, 1987, together with Interest.

11.02	Death Benefits After Normal Retirement Date and Before Postponed Retirement Date

If a Member who is accruing Continuous Service dies on or after Normal Retirement Date, but before Postponed Retirement Date, benefits shall be payable in accordance with Section 11.01, with the references to Section 9.02 changed to Section 9.04.

Appendix A – Provincial Provisions – Ontario

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 136

Article 12 – Termination of Employment

12.01	Termination Benefits

(a)	Option 1 Members

An Option 1 Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of (i), (ii) and (iii), where:

(i)	is, in respect of Credited Service, or Plan amendments made, on and after January 1, 1987, the retirement income determined in accordance with Article 8, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 10 and commencing at Normal Retirement Date;

(ii)	is any Required Contributions made prior to January 1, 1987, together with Interest; and

(iii)	is the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i).

(b)	Option 2 Members

An Option 2 Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of (i), (ii) and (iii), where:

(i)	is the retirement income determined in accordance with Article 8, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 10 and commencing at Normal Retirement Date;

Appendix A – Provincial Provisions – Ontario

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 137

(ii)	is the amount, if any, by which Required Contributions made prior to January 1, 1987, together with Interest, exceed the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service prior to January 1, 1987, excluding the portion relating to Plan amendments made on or after January 1, 1987; and

(iii)	is the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of any entitlement under subparagraph (i) in respect of Credited Service, or Plan amendments made, on or after January 1, 1987.

(c)	The retirement income specified in subparagraph (a)(i) or (b)(i), as applicable, in respect of Credited Service on or after January 1, 2001 shall be increased on the date of its commencement to reflect fifty percent (50%) of the change in the Consumer Price Index for Canada published by Statistics Canada from the date of termination of employment to the date that is ten (10) years prior to Normal Retirement Date. The annualized increase shall not be less than zero percent (0%) or greater than two percent (2%). For the determination of the amount specified in subparagraph (a)(iii) or (b)(iii), as applicable, the lump sum Actuarial Equivalent of the entitlement under subparagraph (a)(i) or (b)(i), as applicable, shall reflect the increase specified in this paragraph.

(d)	Any amount payable under subparagraph (a)(ii), (a)(iii) or (b)(iii) shall be paid in a lump sum. Any amount payable under subparagraph (b)(ii) shall be paid in the form of a retirement income payable in accordance with Article 10 and commencing at Normal Retirement Date on an Actuarial Equivalent basis.

(e)	Notwithstanding the foregoing provisions of this Section, a Member whose employment with the Company is terminated for any reason other than retirement, prior to the completion of two years of Continuous Service as a Member, shall receive the Actuarial Equivalent of the benefit described in paragraph (a) or (b), as applicable, as a lump sum cash payment.

Appendix A – Provincial Provisions – Ontario

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 138

(f)	Notwithstanding paragraph (a) above, an Option 1 Member whose employment with the Company is terminated for any reason other than death or retirement, after attaining age forty five (45) and completing ten (10) years of Continuous Service shall not receive benefits in accordance with subparagraphs (a)(i) and (a)(ii). In lieu thereof, such Member shall receive a retirement income payable in accordance with Article 10 and commencing at Normal Retirement Date, equal to the greater of (i) and (ii), where:

(i)	is the retirement income determined in accordance with Article 8 using the Member’s date of termination of employment as the Date of Determination; and

(ii)	is the retirement income specified in subparagraph (a)(i) plus the Actuarial Equivalent of the benefit specified in subparagraph (a)(ii).

(g)	An Option 1 Member whose employment with the Company is terminated for any reason other than death or retirement, after completing ten (10) years of Continuous Service, but prior to attaining age forty five (45), may elect to receive, in lieu of the benefits specified in paragraph (a), a retirement income payable in accordance with Article 10 and commencing at Normal Retirement Date, equal to the retirement income determine in accordance with Article 8 using the Member’s date of termination of employment as the Date of Determination; provided, however, that such Member may elect to receive the benefit under this paragraph (g) only if the Actuarial Equivalent value of such benefit is greater than the Actuarial Equivalent value of the total benefits specified in paragraph (a).

Appendix A – Provincial Provisions – Saskatchewan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 139

Appendix A – Provincial Provisions – Saskatchewan Schedule

Notwithstanding any other provision of the Plan, the provisions of this Appendix shall apply to a Member who is a Saskatchewan Employee.

“Saskatchewan Employee” means an Employee who reports for work at an establishment of the Company in the Province of Saskatchewan. Where the Employee is not required to report to work at an establishment of the Company or is required to report to more than one establishment of the Company in different provinces, “Saskatchewan Employee” means an Employee who is paid from an establishment of the Company situated in the Province of Saskatchewan.

Article 2 – Construction, Interpretation and Definitions

2.38	“Regular Employment” means either:

(a)	full-time employment with the Company; or

(b)	part-time employment with the Company, starting from the beginning of the period of two (2) consecutive calendar years during which the Member earned at least thirty-five percent (35%) of the YMPE or the Member worked seven hundred (700) hours with the Company in each such calendar year.

2.42	“Spouse” means, in relation to a Member, the person who, at the earlier of the commencement of a Member’s pension and the date of the Member’s death, meets one (1) of the following eligibility requirements:

(a)	the person who is married to the Member; or

(b)	if the Member is not married, the person with whom the Member is cohabiting at the relevant time and who has been cohabiting continuously with the Member as his Spouse for at least one (1) year prior to the relevant time, provided that not more than one (1) person shall be a Spouse hereunder and in the event of more than one (1) person having claims to be such, the determination of the Pension Committee as to which person shall be the Spouse, on the basis of evidence available to it which it considers sufficient for the purposes of such determination, shall be final.

Appendix A – Provincial Provisions – Saskatchewan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 140

Article 5 – Required Contributions

5.03	Contributions After Normal Retirement Date

A Member shall cease making Required Contributions upon the earliest of the dates specified in Section 5.01.

Article 6 – Interest Credits

6.01	Required Contributions

(a)	Interest on Required Contributions is calculated at the end of each Plan Year.

(b)	Subject to paragraph (d), the Accumulated Contributions at the end of the previous Plan Year are credited with Interest for the full Plan Year.

(c)	Interest shall be credited on Required Contributions made during the Plan Year based upon one-half ( 1⁄2) of the period for which the Member made Required Contributions.

(d)	Interest shall be compounded annually at the end of each Plan Year, with proportionate Interest up to the first (1st) day of the month in which the payment falls due or up to the Member’s Retirement Date, whichever shall first occur.

(e)	The rate of Interest credited to Required Contributions shall be the average rate credited on five (5) year personal fixed term chartered bank deposits (CANSIM Series V122515, or such other series as may be in effect), for the Plan Year, or such higher rate as may be required under Applicable Pension Laws. However, the rate of Interest credited during the calendar year of the Date of Determination shall be the average rate credited on five (5) year personal fixed term chartered bank deposits (CANSIM Series V122515, or such other series as may be in effect) for the Plan Year immediately preceding the calendar year of the Date of Determination.

Appendix A – Provincial Provisions – Saskatchewan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 141

Article 9 – Amount of Retirement Income

9.04	Postponed Retirement

A Member retiring on a Postponed Retirement Date shall receive an amount of retirement income payable from his Postponed Retirement Date and determined in accordance with Article 8, using his Postponed Retirement Date as the Date of Determination.

9.05	Additional Retirement Benefits

(a)	Pre-reform Service

Not applicable.

(b)	Post-reform Service

A Member who is eligible to receive benefits determined based on Article 9, shall receive a lump sum payment equal to the amount, if any, by which the Member’s Required Contributions, together with Interest, exceed fifty percent (50%) of the Actuarial Equivalent value of the Member’s retirement income.

9.06	Phased Retirement

A Member shall not be permitted to receive phased retirement benefits.

Article 10 – Payment of Retirement Benefits

10.05	Commutation of Pension

Retirement income required to be paid under the Plan shall be commuted and paid in a lump sum, at the discretion of the Pension Committee, if:

Appendix A – Provincial Provisions – Saskatchewan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 142

(a)	the annual retirement income does not exceed four percent (4%) of the YMPE as at the Date of Determination; or

(b)	the lump sum Actuarial Equivalent of such retirement income does not exceed twenty percent (20%) of the YMPE as at the Date of Determination.

The amount of any such form of benefit settlement shall be the Actuarial Equivalent of the benefit remaining to be paid.

10.06	Redetermination of Form of Pension

A Member shall not be permitted to have the form of payment of his retirement income redetermined following commencement of such retirement income.

Article 11 – Death Benefits

11.01	Death Benefits Prior to Retirement Date

(a)	Option 1 Members

If an Option 1 Member who is accruing Continuous Service dies prior to Normal Retirement Date and such Member’s Spouse has not waived, in accordance with Applicable Pension Laws, the right to the death benefit, the Member’s Spouse shall receive the following benefit:

(i)	if the Member would not have been eligible to retire in accordance with Article 7:

(A)	the lump sum Actuarial Equivalent of the retirement income determined in accordance with Article 8, using the Member’s date of death as the Date of Determination, payable in accordance with Article 10 and commencing at Normal Retirement Date; plus

Appendix A – Provincial Provisions – Saskatchewan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 143

(B)	the amount by which the Member’s Required Contributions, together with Interest, exceed fifty percent (50%) of the entitlement under subparagraph (A) above.

(ii)	if the Member would have been eligible to retire in accordance with Article 7:

(A)	the lump sum Actuarial Equivalent of a retirement income payable for the lifetime of the Spouse and equal to sixty percent (60%) of the retirement income the Member would have been eligible to receive in accordance with Section 9.02, had the Member retired on the date of death and elected to receive his retirement income in accordance with paragraph 10.02(a), without regard to any election by the Member under Section 10.03; plus

(B)	the amount by which the Member’s Required Contributions, together with Interest, exceed fifty percent (50%) of the entitlement under subparagraph (A) above.

The benefit payable under subparagraph (i)(A) or (ii)(A) above shall, at the Spouse’s election, be paid in a lump sum or transferred as set out in Section 11.05. The benefit payable under subparagraph (i)(B) or (ii)(B) above shall be paid in a lump sum.

If a Member who does not have a Spouse, or whose Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, dies before benefit payments commence, the Member’s Beneficiary shall receive the above benefit in a lump sum. In respect of the benefit attributable to the direct or indirect application of subparagraph (ii)(A), the lump sum payable to the Beneficiary shall be equal to the benefit that would have been payable under subparagraph (ii)(A) to a Spouse who had attained an age that was three (3) years less than the age of the Member on the day of the Member’s death.

Appendix A – Provincial Provisions – Saskatchewan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 144

(b)	Option 2 Members

If an Option 2 Member who is accruing Continuous Service dies prior to Normal Retirement Date, the following benefits are payable to the Spouse or, if the Spouse has waived, in accordance with Applicable Pension Laws, the right to the death benefit, the Beneficiary:

(i)	the lump sum Actuarial Equivalent of the retirement income the Member would have been eligible to receive in accordance with Section 9.02 or subparagraph 12.01(b)(i), as applicable, in respect of Credited Service, or Plan amendments made, on or after January 1, 1987, had the Member retired or terminated employment on the date of death;

(ii)	the amount, if any, by which Required Contributions made on or after January 1, 1987, together with Interest, exceed fifty percent (50%) of the entitlement under subparagraph (i); and

(iii)	the Member’s Required Contributions made prior to January 1, 1987, together with Interest.

If payable to a Spouse, the benefits under subparagraphs (i) and (iii) above shall, at the Spouse’s election, be paid in a lump sum or transferred as set out in Section 11.05. If payable to a Beneficiary, the benefits under subparagraphs (i) and (iii) above are payable in a lump sum.

The benefit under subparagraph (ii) above is payable in a lump sum.

The total amount of benefits payable under this paragraph (b) shall not be less than the benefit determined based on the provisions of paragraph (a).

Appendix A – Provincial Provisions – Saskatchewan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 145

11.02	Death Benefits After Normal Retirement Date and Before Postponed Retirement Date

If a Member who is accruing Continuous Service dies on or after Normal Retirement Date but before Postponed Retirement Date, benefits shall be payable in accordance with Section 11.01, with the references to Section 9.02 changed to Section 9.04.

Article 12 – Termination of Employment

12.01	Termination Benefits

(a)	A Member whose employment with the Company is terminated for any reason other than death or retirement, shall receive the sum of (i) and (ii), where:

(i)	is the retirement income determined in accordance with Article 8, using the Member’s date of termination of employment as the Date of Determination, payable in accordance with Article 10 and commencing at Normal Retirement Date; and

(ii)	is the amount, if any, by which Required Contributions, together with Interest, exceed fifty percent (50%) of the lump sum Actuarial Equivalent of the entitlement under subparagraph (i).

(b)	The retirement income specified in subparagraph (a)(i) in respect of Credited Service on or after January 1, 2001 shall be increased on the date of its commencement to reflect fifty percent (50%) of the change in the Consumer Price Index for Canada published by Statistics Canada from the date of termination of employment to the date that is ten (10) years prior to Normal Retirement Date. The annualized increase shall not be less than zero percent (0%) or greater than two percent (2%). For the determination of the amount specified in subparagraph (a)(ii), the lump sum Actuarial Equivalent of the entitlement under subparagraph (a)(i) shall reflect the increase specified in this paragraph.

Appendix A – Provincial Provisions – Saskatchewan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 146

(c)	Any amount payable pursuant to subparagraph (a)(ii) is payable, at the Member’s option, in a lump sum or, on an Actuarial Equivalent basis, as an additional monthly retirement income. Such additional retirement income shall be payable in accordance with Article 10, commencing at Normal Retirement Date.

Appendix B – Optional Pension Plan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 147

Appendix B – Optional Pension Plan

1.01	Introduction

(a)	The provisions of the Optional Pension Plan (OPP) are set out in this Appendix. The OPP is the optional defined contribution portion of the Plan.

(b)	The basic purpose of the OPP is to provide an opportunity to save for retirement with matching contributions by the Company.

(c)	The benefits provided under the OPP shall be in addition to any benefits provided under the foregoing provisions of the Plan.

1.02	Definitions

In this Appendix, the following terms shall, unless the context clearly indicates otherwise, have the following meanings:

(a)	“Investment Earnings” means the investment gains and losses made by each OPP Company Account or OPP Member Account. The method used for calculating and allocating Investment Earnings shall be determined by the Company.

(b)	“OPP” means the Optional Pension Plan set forth in this Appendix.

(c)	“OPP Beneficiary” means the person last designated by an OPP Member, pursuant to Section 1.07 of this Appendix, to receive any benefit payable to an OPP Beneficiary under the OPP in the event of the death of the OPP Member.

(d)	“OPP Company Account” means the aggregate of OPP Company Contributions, plus Investment Earnings thereon, in respect of an OPP Member.

(e)	“OPP Company Contributions” means the contributions deposited in the OPP Company Account in respect of an OPP Member.

Appendix B – Optional Pension Plan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 148

(f)	“OPP Member” means a Member who has contributed to the OPP.

(g)	“OPP Member Account” means the aggregate of OPP Member Contributions plus Investment Earnings thereon, in respect of an OPP Member.

(h)	“OPP Member Contributions” means the contributions an OPP Member made to the OPP or makes in accordance with Section 1.04 of this Appendix.

(i)	“Revision Date” means the first of any month, or any other date as may be authorized by the Pension Committee.

1.03	OPP Membership

(a)	Each active Member, as of January 1, 2007, may elect to become an OPP Member as of such date.

(b)	Each Employee who becomes a Member on or after January 1, 2007 may elect to become an OPP Member as of the date he becomes a Member.

(c)	Each Member who did not elect to become an OPP Member on first eligibility date, may elect to become an OPP Member on any Revision Date after first eligibility date.

1.04	Contributions

(a)	In each calendar year or portion thereof, each OPP Member may elect to contribute to the OPP, by regular payroll deduction, at one (1) of the contribution rates specified in paragraphs (b) and (c). Such OPP Member Contributions shall cease upon the date specified in paragraph 5.01(a), without reference to subparagraph 5.01(a)(vi).

(b)	The contribution rates referred to in paragraph (a) shall be one percent (1%), two percent (2%), three percent (3%), four percent (4%), five percent (5%) and six percent (6%) of Earnings.

Appendix B – Optional Pension Plan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 149

(c)	At each Revision Date, each OPP Member may elect to cease making OPP Member Contributions or to change or reinstate his rate of OPP Member Contributions.

(d)	In each calendar year, or portion thereof, and subject to the provisions of Sections 16.01 and 16.02, OPP Company Contributions equal to a percentage of the OPP Member Contributions made by the OPP Member in such calendar year, or portion of calendar year, shall be deposited in the OPP Company Account of the OPP Member. Such percentage shall be fifty-five percent (55%) effective January 1, 2007.

(e)	The Company and the Pension Committee shall establish administrative procedures such that the total of OPP Company Contributions and OPP Member Contributions and any OPP Transfers as defined in Section 1.09 shall not exceed the amount of contributions permissible under Revenue Rules, taking into account the pension credit derived under this Plan and any other registered pension plan of a company that is related to the Company within the meaning of the Income Tax Act (Canada).

1.05	Investment

(a)	OPP Member Contributions shall be deposited in individual OPP Member Accounts.

(b)	OPP Company Contributions shall be deposited in individual OPP Company Accounts.

(c)	The OPP Member Account and OPP Company Account shall be invested, at the direction of the OPP Member, in a number of investment options to be made available by the Funding Agency under the terms of the Funding Agreement. An OPP Member may change such direction on each Revision Date.

Appendix B – Optional Pension Plan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 150

(d)	OPP Member Accounts and OPP Company Accounts shall be valued at least monthly, at which time all interest, dividend and other investment earnings shall be allocated to each account.

1.06	Retirement and Termination Benefits

(a)	Subject to paragraph (c), an OPP Member who is eligible to receive benefits in accordance with Article 9 or 12 and who has not completed two (2) years as a Plan Member, shall receive, in a lump sum, the balance of his OPP Member Account and his OPP Company Account.

(b)	Subject to paragraph (c), if an OPP Member is eligible to receive benefits in accordance with Article 9 or 12 and has completed two (2) years as a Plan Member, the balance of his OPP Member Account and his OPP Company Account shall be transferred to another registered employees’ pension plan, an insurance company licensed to carry out an annuities business in Canada for the purchase of a life annuity contract, or such other vehicle as may be approved under Applicable Pension Laws, as designated by the OPP Member; provided, however, that the administrator of such plan or vehicle agrees in writing to administer such transferred monies as a deferred life annuity within the conditions of Applicable Pension Laws. The transfers under this paragraph shall be subject to any limitations prescribed by Applicable Pension Laws in respect of the transfer of monies from the Fund.

(c)	In respect of a Member who is a Manitoba Employee or a Quebec Employee, paragraph (a) shall not apply and paragraph (b) shall apply with the words “and has completed two (2) years as a Plan Member” deleted.

1.07	Death Benefits

(a)	Subject to paragraph (b), if an OPP Member dies prior to the transfer of his OPP accounts in accordance with Section 1.06 of this Appendix, his Spouse or, if there is no Spouse or if his Spouse has waived, in prescribed form and subject to Applicable Pension Laws, the right to the death benefit, the Member’s OPP Beneficiary, shall receive, in a lump sum, the balance of his OPP Member Account and his OPP Company Account.

Appendix B – Optional Pension Plan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 151

(b)	If the OPP Member is an Alberta Employee, a British Columbia Employee or a Manitoba Employee and if he has a Spouse, the benefits payable under paragraph (a) shall be transferred to another registered employees’ pension plan, an insurance company for the purchase of a life annuity contract, or such other vehicle as may be approved under Applicable Pension Laws, as designated by the Spouse; provided, however, that the administrator of such plan or vehicle agrees in writing to administer such transferred monies as a deferred life annuity within the conditions of Applicable Pension Laws. The transfers under this paragraph shall be subject to any limitations prescribed by Applicable Pension Laws in respect of the transfer of monies from the Fund.

(c)	An OPP Member shall designate in writing an OPP Beneficiary to receive any benefits that are payable under the OPP to an OPP Beneficiary upon the death of such OPP Member and may change such designation from time to time. Such designation or change must be in accordance with any law applicable to the OPP Member and shall be in such form and executed in such manner as the Pension Committee may, from time to time, determine. Any designation or change must be filed with the Pension Committee. Benefits payable as a result of the death of the OPP Member shall be paid in accordance with the most recent designation filed by the OPP Member with the Pension Committee and, in the absence of an effective designation of an OPP Beneficiary, the Pension Committee shall instruct the Funding Agency to make payment of any death benefits payable to the OPP Beneficiary under the OPP to the estate of the OPP Member and any such payment shall completely discharge all liability with respect to the amount paid.

Appendix B – Optional Pension Plan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 152

1.08	Transfers

(a)	In the event of the transfer of a member of the Hourly Plan who was hired by the Company prior to January 1, 1991 and who was a member of the optional defined contribution portion of the Hourly Plan (referred herein as “Previous OPP”), to a category of employment such that he becomes an Employee upon such transfer, for the purposes of the OPP:

(i)	he shall become an OPP Member at his date of transfer;

(ii)	any beneficiary designated under the Previous OPP shall be accepted by the Pension Committee as his OPP Beneficiary for the purposes of the OPP, unless a designation is made in accordance with Section 1.07 of this Appendix;

(iii)	assets equal to the OPP Company Account and the OPP Member Account under the Previous OPP shall be transferred to the OPP Company Account and the OPP Member Account under this OPP.

(b)	If an OPP Member is transferred within the Company to a category of employment such that the OPP Member ceases to be an Employee for the purposes of the Plan or is transferred to a legal entity which is associated with the Company, which does not itself participate in the Plan:

(i)	if the OPP Member does not become a member of a registered pension plan sponsored by the Company which has a defined contribution portion, the benefits payable under the OPP shall be determined in accordance with the applicable provisions of the OPP on the earliest of:

(A)	the OPP Member’s no longer being employed by the Company or a legal entity which is associated with the Company;

(B)	the OPP Member’s death; and

(ii)	if the OPP Member becomes a member of a pension plan sponsored by the Company which has a defined contribution portion, assets equal to the Member’s OPP Company Account and the Member’s OPP Member Account under the OPP shall be transferred to the defined contribution accounts under the subsequent pension plan; provided the OPP Member does not elect, as may be permitted under Applicable Pension Laws, to receive benefits in accordance with Article 12.

Appendix B – Optional Pension Plan

Régime de retraite des salariés non syndiqués

de Kraft Canada Inc. - anciens employés de

Kraft Limitée / Kraft Canada Inc.

Retirement Plan for Non-Unionized Salaried Employees -

Former Employees of Kraft Limited

Amended and Restated as of January 1, 2012	Page 153

1.09	OPP Transfers

Prior to July 31, 2003, an OPP Member was permitted to contribute to the OPP any amounts transferred from the Kraft Canada Inc. Employee Savings Plan. Any such funds so transferred were defined as “OPP Transfers”, did not attract any OPP Company Contributions and were deposited in the OPP Member Account of the OPP Member.